UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

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Securities Exchange Act of 1934 (Amendment No. )

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AMERICAN STATES WATER COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2015 Annual Meeting of Shareholders

Date:	May 19, 2015

Time:	10:00 a.m., Pacific Time

Location:	The Langham
1401 South Oak Knoll Avenue
Pasadena, California 91106

Record Date:	March 25, 2015

Agenda:	To elect the following directors to class I of the board of directors to serve until the annual meeting in 2018 or until their successors are duly elected and qualified:

Mr. James L. Anderson
Ms. Sarah J. Anderson
Ms. Anne M. Holloway;

To approve an amendment and extension of the Performance Incentive Plan;

Advisory vote to approve the compensation of our named executive officers;

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm; and

To transact any other business which may properly come before the 2015 annual meeting or any adjournment thereof.

By order of the board of directors:

/s/ Eva G. Tang

Eva G. Tang
Corporate Secretary

San Dimas, California
April 7, 2015

Important Notice Regarding the Availability of Proxy Materials

For the Shareholders Meeting to Be Held on May 19, 2015

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to furnish our proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2014 primarily via the Internet at www.proxyvote.com.  As a result, on or about April 7, 2015, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials.  This Notice contains instructions on how to access our proxy materials over the Internet and how to request a paper copy of our proxy materials.  On or about April 7, 2015, we are mailing to all of our remaining shareholders a paper copy of our proxy materials.  Shares must be voted either by telephone, Internet or by completing and returning a proxy card as provided in our proxy statement.  Shares cannot be voted by marking, writing on and/or returning this Notice or any other notice regarding our proxy materials.

Directions for Attending the 2015 Annual Meeting

We will hold the 2015 annual meeting at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

For shareholders of record, either the detachable portion of your proxy card or your Notice is your ticket to the 2015 annual meeting.  Please present your ticket when you reach the registration area at the 2015 annual meeting.

For shareholders who hold shares through a brokerage firm, bank or other shareholder of record, your admission ticket is the copy of your latest account statement showing your investment in our common shares.  Please present your account statement to one of our representatives at the 2015 annual meeting.  You cannot vote your shares at the 2015 annual meeting unless you have obtained a legal proxy from your broker, bank or other shareholder of record.  A copy of your account statement is not sufficient for this purpose.

Directions to The Langham

American States Water Company

Proxy Statement for 2015 Annual Meeting

i

OTHER MATTERS	75
OBTAINING ADDITIONAL INFORMATION FROM US	75
ATTACHMENT 1, AMENDED AND RESTATED PERFORMANCE INCENTIVE PLAN

April 7, 2015

American States Water Company

630 East Foothill Blvd.

San Dimas, California 91773

2015 Proxy Statement

The Securities and Exchange Commission, or SEC, has adopted rules to allow us to elect to use the Internet as our primary means of furnishing our proxy statement, electronic proxy card and our Annual Report on Form 10-K for the year ended December 31, 2014 to our shareholders.  As a result, on or about April 7, 2015, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials referred to herein as the Notice.  The Notice contains instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a paper copy of our proxy materials.  The proxy materials will be posted on the Internet no later than the date we begin mailing the Notice.  On or about April 7, 2015, we are mailing to all remaining shareholders a paper copy of our proxy materials.  We are sending a Notice or proxy materials to each of our shareholders of record in connection with the solicitation by our board of directors of proxies to be voted at our 2015 annual meeting and any adjournments thereof.

We have set the record date for determining the shareholders entitled to vote at the 2015 annual meeting as the close of business on March 25, 2015.  As of March 25, 2015, we had 37,977,279 common shares outstanding.  We do not have any other outstanding equity securities.  Each of our common shares is entitled to one vote.

We will hold our 2015 annual meeting on May 19, 2015 at 10:00 a.m., Pacific Time, at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

INFORMATION ABOUT THE 2015 ANNUAL MEETING

What is the purpose of the 2015 annual meeting?

At our 2015 annual meeting, we will ask our shareholders to elect directors to class I who will serve until our annual meeting of shareholders in 2018 or until our shareholders duly elect their qualified successors.  We will also ask shareholders to approve an amendment and extension of our performance incentive plan, and to approve an advisory vote approving the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal.  In addition, we will ask shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm and to vote on any other matter which may properly come before the 2015 annual meeting or any adjournment, including any proposal to adjourn the 2015 annual meeting.

Even if you are able to attend the 2015 annual meeting, we encourage you to vote early using the mail, telephone or Internet methods described below.

Who may attend the 2015 annual meeting?

Our shareholders and our representatives may attend our 2015 annual meeting.  If you are a shareholder of record on the record date, you must bring either the detachable portion of your proxy card or your Notice in order to gain admission to our 2015 annual meeting.  You are a shareholder of record if your shares are registered directly in your name.  We mailed this proxy statement or the Notice directly to you if you are a shareholder of record.

If you are a shareholder who holds shares through a brokerage firm, bank or other shareholder of record on the record date, you must bring a copy of your latest account statement showing your investment in our common shares.  If you are a beneficial owner of our shares, your broker, bank, trustee or nominee sent this proxy statement or the Notice to you.

How may I vote my shares in person at the 2015 annual meeting?

If you are the shareholder of record, you may vote your shares in person at the 2015 annual meeting if you have either the detachable portion of your proxy card or your Notice as proof of identification.  If you are the beneficial owner of shares held in street name, you may vote your shares at the meeting if you obtained a legal proxy from your broker, bank or other shareholder of record.  Participants in Golden State Water Company’s 401(k) plan may not vote their 401(k) shares in person at the 2015 annual meeting since the 401(k) plan trustee is the shareholder of record of these shares.

How may I vote my shares without attending the 2015 annual meeting?

All proxies that shareholders properly sign and return, unless properly revoked, will be voted at the 2015 annual meeting or any adjournment thereof in accordance with the instructions indicated on the proxy.

You may vote your shares without attending the 2015 annual meeting by mail, telephone or Internet.

Voting by Mail

¡                 If you received a paper copy of the proxy materials, you may sign, date and return your proxy card in the pre-addressed, postage-paid envelope provided.

Voting by Telephone

¡                 You may vote by proxy using the toll-free telephone number listed on the proxy card.  Please have your Notice or the proxy card in hand before calling.

¡                 If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by telephone only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

¡                 Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 18, 2015 in order to be voted at the 2015 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by telephone, but must do so by the date set forth below.

Voting by Internet

¡                 You may also vote by proxy using the Internet.  The Internet address is www.proxyvote.com which is also listed on the Notice and the proxy card.  Please have the proxy card or Notice in hand before going online.  You may also view our proxy statement and 2015 annual report at this website.  If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by the Internet only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

¡                 Votes submitted by Internet must be received by 11:59 p.m., Eastern Time, on May 18, 2015 in order to be voted at the 2015 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by Internet, but must do so by the date set forth below.

Regardless of whether or not you attend the 2015 annual meeting in person, we encourage all of our shareholders to vote using one of the methods described above.

Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by mail, phone or Internet as described above.  Votes submitted by telephone or using the Internet must be received by 11:59 p.m., Eastern Time, on May 15, 2015 in order for us to forward your instructions to the 401(k) plan trustee.  The trustee will vote 401(k) plan shares as to which no directions are received in the same ratio as 401(k) plan shares with respect to which directions are received from other participants in the 401(k) plan, unless contrary to the Employee Retirement Income Security Act of 1974.

May I change my vote after I submit a proxy?

You may revoke your proxy at any time before the named proxies vote at the 2015 annual meeting by any of the following methods:

¡                 filing with us a written notice of revocation of the proxy bearing a later date,

¡                 attending the 2015 annual meeting and voting in person, or

¡                 presenting a written notice of the revocation of the proxy at the 2015 annual meeting.

If you hold your shares through a broker, bank or other shareholder of record, then you must obtain a legal proxy in order to take any of these actions.

Please bear in mind that your execution of a proxy will not affect your right to attend the 2015 annual meeting or any adjournment thereof and vote in person; however, your attendance at the 2015 annual meeting will not, by itself, revoke your proxy, unless you take one of the actions listed above.

How may I cast my vote?

In the election of directors, you may vote your shares for the nominees in the following manner:

¡                 “FOR ALL” of the nominees,

¡                 “WITHHOLD ALL” (you may withhold your authority to vote for any individual nominee(s) by marking the “For All Except” box and writing the number(s) of the nominee(s) on the line provided), or

¡                 “FOR ALL EXCEPT,” and write the number(s) of the nominee(s) on the line provided for any individual nominee(s) for whom you choose to withhold your authority to vote.

With respect to the advisory vote to approve the compensation of our named executive officers, the vote to approve an amendment and extension of the performance incentive plan and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, you may vote your shares in the following manner:

¡                 “FOR,”

¡                 “AGAINST,” or

¡                 “ABSTAIN.”

Each share is entitled to one vote on each of these matters.

May I cumulate my votes for a director?

You may not cumulate your votes for a director (i.e., cast for any candidate a number of votes greater than the number of common shares that you hold on the record date) unless you or another shareholder:

¡                 places the candidate’s name in nomination prior to the voting, and

¡                 prior to the voting, gives notice of an intention to cumulate votes at the 2015 annual meeting.

If you or any other shareholder gives notice prior to voting of an intention to cumulate votes, then all shareholders may cumulate their votes for candidates who have been nominated.

How does the board recommend that I vote at the 2015 annual meeting?

Our board recommends that you vote your shares:

¡                 “FOR ALL” of the nominees for class I director,

¡                 “FOR” the proposal to approve an amendment and extension of the performance incentive plan,

¡                 “FOR” approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement, referred to herein as a “say-on-pay” advisory vote, and

¡                 “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

How will the named proxies vote if I send in my proxy without voting instructions?

The named proxies will vote “FOR ALL” of the board’s nominees to be elected as directors, “FOR” the proposal to approve the amendment and extension of the performance incentive plan, “FOR” the approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related materials disclosed in this proxy statement, and “FOR” the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm if you send in your proxy without voting instructions.  The named proxies will also vote in favor of such other matters as are incident to the conduct of the 2015 annual meeting, unless otherwise instructed.

How will the named proxies vote if a nominee is unable to serve as director?

In the event any one or more of the nominees is withdrawn from nomination as a director or is unable to serve for any reason, a contingency not now anticipated, the named proxies may vote for a substitute nominee or nominees, unless otherwise instructed by a shareholder on his or her proxy.

What vote is required to approve each of the proposals?

Proposal 1

Candidates for the board of directors receiving the highest number of affirmative votes of the shares entitled to vote at the 2015 annual meeting in person or by proxy (up to the number of directors to be elected) will be elected.  Votes cast against a candidate or votes withheld will have no legal effect.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 2

Approval of the amendment and extension of the performance incentive plan will be ratified by the affirmative vote of those present in person or by proxy at the 2015 annual meeting and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2015 annual meeting.  Abstentions on this proposal will have the effect of a vote against the proposal.  Brokers are authorized to vote on this proposal unless you instruct otherwise.

Proposal 3

The compensation of the named executive officers, as disclosed pursuant to the compensation rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement will be approved upon an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2015 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.  This vote is advisory and non-binding on the company, the compensation committee and the board.

Proposal 4

The appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm, will be ratified by the affirmative vote of those present in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2015 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are authorized to vote on this proposal unless you instruct otherwise.

What happens if cumulative voting for directors occurs?

If we conduct voting for directors by cumulative voting, then you may cast a number of votes equal to the number of directors authorized multiplied by the number of shares you have a right to vote.  You may cast your votes for a single candidate or you may distribute your votes on the same principle among as many candidates in whatever proportion you desire.

The accompanying proxy will grant the named proxies discretionary authority to vote cumulatively if cumulative voting applies.  Unless you instruct the named proxies otherwise, the named proxies will vote equally for each of the candidates for the office of director; provided, however, that if sufficient numbers of our shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will:

¡                 determine the number of directors they may elect,

¡                 select such number from among the named candidates,

¡                 cumulate their votes, and

¡                 cast their votes for each candidate among the number they are entitled to vote.

What is the quorum requirement for the 2015 annual meeting?

A quorum is present if shareholders holding a majority of shares entitled to vote on the record date are present at the 2015 annual meeting, either in person or by proxy.  We will count shares represented by proxies that reflect abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum.  The term “broker non-vote” refers to shares held by brokers or nominees who have not received instructions on how to vote from the beneficial owners or persons entitled to vote if the broker or nominee indicates on the proxy that the broker or nominee does not have discretionary power to vote on the matter.

Who bears the costs of proxy distribution and solicitation?

We will bear the entire cost of preparing, assembling, printing and mailing proxy statements and the costs of any additional materials which the board may furnish to you.  We will solicit proxies by U.S. mail in the case of beneficial owners that own 1,000 or more shares or, in the case of all other shareholders, brokers, banks and other nominees, by mailing a notice containing instructions on how to access our proxy materials and vote.  We have engaged the services of Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902 for $8,000 to assist us in soliciting proxies.  We may also solicit proxies by telephone, or personally, by directors, officers and regular employees of the company who will receive no extra compensation for performing these services.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are either registered differently or appear in more than one account.  Please provide us with voting instructions for all proxy and voting instruction cards that you receive.

Who will serve as inspector of election?

The board of directors has appointed Broadridge Financial Solutions, Inc. to act as the inspector of election.  The inspector of election will count all votes cast, whether in person or by proxy.

How is an annual meeting adjourned?

Shareholders may adjourn an annual meeting by the affirmative vote of a majority of the shares represented at the annual meeting, in person or by proxy, even if a quorum is not present.  If a proposal is made to adjourn the 2015 annual meeting in order to enable management to continue to solicit proxies in favor of a proposal, the proxies will be voted in favor of adjournment, unless otherwise instructed.

In the absence of a quorum at the 2015 annual meeting, no business may be transacted at the 2015 annual meeting other than an adjournment.  We may conduct any business at an adjourned meeting which we could have conducted at the original meeting.

We are not required to give you notice of an adjournment of an annual meeting if we announce the time and place of the adjournment at the annual meeting at which the adjournment takes place.  We must, however, give you notice of the adjourned meeting if the adjournment is for more than 45 days or, if after the adjournment, we set a new record date for the adjourned meeting.

BOARD STRUCTURE AND COMMITTEES

How is the board of directors structured?

The board of directors currently consists of nine directors, with an independent non-management director serving as its chair.  The board is divided into three classes (class I, class II and class III).  Shareholders elect directors in each class to serve for a three-year staggered term expiring in successive years or until shareholders duly elect their successors.  The term of the class II directors will expire at the 2016 annual meeting.  The term of the class III directors will expire at the 2017 annual meeting.  The term of the directors elected to class I at the 2015 annual meeting will expire at the 2018 annual meeting.

Mr. Lloyd E. Ross, the chair of the board, is a non-voting ex-officio member of all committees of the board, is the presiding director for executive sessions of the board and acts as lead director of the board.  The board holds executive sessions of the board following regularly scheduled meetings and on an as-needed basis.  Some of these sessions are non-management executive sessions.  Currently, Mr. Robert J. Sprowls, who is also president and chief executive officer of the company, is the only employee director that participates in executive sessions of the board.  He does not participate in non-management executive sessions.  The board held four executive sessions of the board in 2014, one of which included a non-management executive session.

The board of directors has determined that Mr. Ross and seven of the other members of the board are independent directors of the company.  The board believes that this leadership structure, in which the chair is an independent director acting as the lead director, ensures a greater role for the other independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the board.  The board further believes that this leadership structure is preferred by a significant number of our shareholders.  The board has used this leadership structure since the formation of the company as a holding company in 1998.

What is the board’s role in risk oversight?

The board does not manage risk.  Rather the board oversees enterprise risk management, or ERM, performed under the direction of the chief executive officer and chief financial officer.  The board satisfies this responsibility by obtaining information from each committee chair regarding the committee’s risk oversight activities and from regular reports directly from officers and other key management personnel responsible for risk identification, risk management and risk mitigation strategies.  The reporting processes are designed to provide visibility to the board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Diana M. Bontá was appointed as a liaison between the board and management with respect to providing additional oversight of the company’s ERM programs.  Dr. Bontá reports to the full board regarding management’s implementation of the company’s ERM program and other matters relevant to the risk oversight responsibilities of the board.

The board has not established a risk oversight committee.  Instead, each committee oversees risks within its area of responsibility.

The audit and finance committee considers financial risks and exposures, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting, financial policies, investment guidelines, credit and liquidity matters and the company’s retirement plans.  The audit and finance committee receives regular reports from the internal auditor of the company in order to assist it in overseeing financial risks.  The audit and finance committee is not responsible for the oversight of non-financial risks.  The oversight of non-financial risks is performed by the full board and other committees.

The nominating and governance committee considers risks and exposures relating to corporate governance and succession planning for the board and the chief executive officer.  The nominating and governance committee is also responsible for making recommendations regarding the delegation of risk oversight responsibilities to committees of the board and the policies and procedures for coordinating the risk oversight responsibilities of the board, the ERM liaison, if any, and each of the committees and the board.

The compensation committee considers risks associated with executive and employee compensation programs.  The ASUS committee oversees the risks and exposures associated with the company’s contracted services operations at American States Utility Services, Inc. and its subsidiaries, or ASUS.

What are the procedures for changing the number of directors?

Under our bylaws, the board of directors may increase the authorized number of directors up to eleven without obtaining shareholder approval so long as we list our common shares on the New York Stock Exchange.  We currently have nine directors on our board.  The board of directors may also decrease the number of authorized directors to no less than six without obtaining shareholder approval.  If the number of authorized directors is decreased to six, then the board will cease to be classified; provided, that the decrease in the number of directors cannot shorten the term of any incumbent director.

Unless otherwise approved by our shareholders, the board of directors will cease to be classified if our common shares are not listed on the New York Stock Exchange.

How are vacancies filled on the board of directors?

The majority of the remaining directors may fill vacancies on the board, except those existing as a result of a removal of a director, though less than a quorum.  If the board consists of only one director, the sole remaining director may fill all vacancies on the board.  Each director so elected will hold office until the end of the term of the director who has been removed, or until the director’s successor has been duly elected and qualified.  Our shareholders also have the right to elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Under what circumstances may a director be removed from the board?

Under California law, a member of the board of directors may be removed:

¡                 by the board of directors as the result of a felony conviction or court declaration of unsound mind,

¡                 by the shareholders without cause, or

¡                 by court order for fraudulent or dishonest acts or gross abuse of authority or discretion.

Generally, shareholders may not remove a director if the votes cast against removal are sufficient to elect the director if voted cumulatively at an election of directors held at the time of removal.  In addition, no director may be removed by shareholders by written consent unless all shareholders vote for removal of the director.

What committees does the board of directors have?

The board has three standing committees:

¡                 an audit and finance committee,

¡                 a nominating and governance committee, and

¡                 a compensation committee.

Each committee operates under a written charter which identifies the purpose of the committee and its primary functions and responsibilities.  Copies of these committee charters are available on our website at www.aswater.com.

The board has also established two committees, one known as the ASUS committee, to aid in efforts with respect to our contracted services business, and an issuance committee.  The ASUS committee operates under a written charter.  The issuance committee does not operate under a charter.  Instead certain matters are delegated to it from time to time by the board with respect to an issuance of securities.

From time to time, the board establishes special committees or appoints members of the board to serve as liaisons between the board and management with respect to special projects or to work on special projects.  Two members of the board served as a liaison between the board and management in 2014 with respect to special projects and one board member provided assistance to the board on a special project for ASUS.

How often did the board and each of the committees meet during 2014?

During 2014:

¡                 directors met, as a board, ten times,

¡                 the audit and finance committee met six times,

¡                 the nominating and governance committee met four times,

¡                 the compensation committee met seven times,

¡                 the ASUS committee met four times, and

¡                 the issuance committee met once.

No board member in 2014 attended less than 75% of the meetings of the board.  No committee member in 2014 attended less than 75% of the committee meetings of any committee in which he or she was a member.

NOMINATING AND GOVERNANCE COMMITTEE

What are the functions of the nominating and governance committee?

The nominating and governance committee assesses qualifications of candidates to fill vacancies on the board and makes recommendations to the board regarding candidates to fill these vacancies.  The nominating and governance committee also recommends to the board changes in the company’s corporate governance policies and procedures, CEO succession and board training.

How does the nominating and governance committee assess candidates to fill vacancies on the board?

The nominating and governance committee assesses nominees for directors on the basis of a number of qualifications, including:

¡                 a reputation for integrity, honesty and adherence to high ethical standards;

¡                 holding or having held a generally recognized position of leadership;

¡                 business acumen, business or governmental experience and an ability to exercise sound business judgment in matters that relate to our current and long-term objectives;

¡              an interest and ability to understand the sometimes conflicting interests of our various constituencies, including shareholders, employees, customers, regulators, creditors and the general public;

¡                 an interest and ability to act in the interests of all shareholders;

¡                 an ability to work constructively with groups with diverse perspectives and to tolerate opposing viewpoints;

¡                 a commitment to service on the board, including commitment demonstrated by prior board service; and

¡                 a willingness to challenge and stimulate management.

Each director, other than the chief executive officer of the company, is also expected to satisfy the independence requirements of the board.

In addition to the criteria set forth above, the nominating and governance committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties.  In order to achieve this objective, the committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix and diversity of professional and personal experience, knowledge and skills that will allow the board to fulfill its responsibilities.  The committee construes the concept of diversity broadly so as to include a variety of opinions, perspectives, personal experiences and backgrounds and other differentiating characteristics, including gender and ethnicity.

The process used by the committee in assessing candidates for director is a subjective one.  The committee has considered knowledge, skills and experience in the following areas to be helpful to the board in selecting nominees for director:

¡                 finance

¡                 accounting

¡                 engineering

¡                 real estate

¡                 construction

¡                 government contracting

¡                 public utility and/or other regulated industry

¡                 corporate governance

¡                 customer and community service

For information on the specific backgrounds and qualifications of our current directors, see “Proposal 1: Election of Directors.”

As part of its annual self-assessment process, the board also evaluates itself and/or directors on a variety of criteria, including:

¡                 independence

¡                 commitment, time and energy devoted to service on the board

¡                 overall contributions to the board

¡                 attendance at, and preparation for, board and committee meetings

¡                 effectiveness as chair of the board

¡                 collegiality

¡                 understanding the role of the board and the committees on which he or she serves

¡                 judgment and appropriateness of comments

¡                 skill set relative to board needs

¡                 understanding of the company’s business, industry and risks

¡                 opportunity to engage and stimulate management

The nominating and governance committee considers candidates recommended by board members, professional search firms, shareholders and other persons, in addition to board members whose terms may be expiring.  The manner in which the nominating and governance committee evaluates a new person as a nominee does not differ based on who makes the nomination.

What is the role of the board in the nomination process?

After the board receives the nominating and governance committee’s recommendations on nominees, the board then nominates director candidates the board deems most qualified for election at an annual meeting.

If a vacancy or a newly created board seat occurs between annual meetings, the board is responsible for filling the vacancy or newly created board seat in accordance with our bylaws as described above under the heading, “How are vacancies filled on the board of directors?”

Who are the members of the nominating and governance committee?

Ms. Holloway is the chair of the nominating and governance committee.  Mr. Anderson and Dr. Bontá are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

How may a shareholder nominate a person to serve on the board?

You may submit the name of a person for election as a director either by submitting a recommendation to the nominating and governance committee or by directly submitting a name for consideration at a shareholder meeting.  In either event, you must submit the name of the nominee in writing to our corporate secretary at our corporate headquarters between February 19, 2016 and March 5, 2016, in order for your nominee to be considered for election as a director at the 2016 annual meeting.  If we change the 2016 annual meeting date by more than 30 days from the date of our 2015 annual meeting or the date a special meeting is held, you will have another opportunity to submit nominations.  In this case, the corporate secretary must receive your nomination at our corporate headquarters no later than the close of business on the tenth day following the earlier of the date on which we mail you notice of the meeting or we publicly disclose the meeting date.

Your notice to the corporate secretary must contain:

¡                  all information that the SEC requires us to disclose in our proxy statement about the nominee,

¡                  a consent by the nominee to be named in the proxy statement and to serve as a director if elected,

¡                  the name and address of the record and beneficial owner, if any, of the shares making the nomination, and

¡                  the number of shares held.

If you submit a name for consideration by the nominating and governance committee, we may also ask you to provide other information reasonably related to the recommended individual’s qualifications as a nominee.  The person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the nominating and governance committee and/or the board of directors to inquire into the nominee’s qualifications and background and otherwise to be interviewed for purposes of the nomination.

If you plan to submit a name directly for nomination as a director at a shareholder meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominee.

We have made no material changes in 2015 to these procedures for the nomination of directors.

Have we paid fees to any third party to assist us in evaluating or identifying potential nominees to the board?

We have not paid any fees for assistance in identifying potential candidates to fill a vacancy on the board in 2014.

Did we receive any nominations for director from certain large beneficial owners of our common shares?

Since our previous annual meeting, we have not received any nominations from a shareholder or a group of shareholders owning more than 5% of our outstanding common shares.

AUDIT AND FINANCE COMMITTEE

Who are the members of the audit and finance committee?

Ms. Anderson is the chair of the audit and finance committee.  Mr. Fielder and Ms. Wilkins are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

Does the audit and finance committee have any audit committee financial experts?

The board of directors determined that all members of the audit and finance committee are:

¡                  financially literate,

¡                  Ms. Anderson and Ms. Wilkins are “audit committee financial experts”, and

¡  all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange.

Audit and Finance Committee Report

Functions of the Audit and Finance Committee

The audit and finance committee:

¡                  reviews significant public documents containing financial statements provided to shareholders and regulatory agencies and reviews all periodic reports filed with the SEC;

¡                  discusses with the company’s independent registered public accounting firm its plans, if any, to use the work of internal auditors;

¡                  reviews the internal audit function, including its competence and objectivity and proposed audit plans for the coming year, including intended levels of support for and coordination with the external audit process;

¡  discusses with the internal auditors and the company’s independent registered public accounting firm, the financial statements and the results of the audit;

¡                  discusses with the company’s independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of the audit;

¡                  reviews the qualifications of our independent registered public accounting firm and appoints (and has sole authority to terminate) our independent registered public accounting firm;

¡                  reviews and approves fees charged by our independent registered public accounting firm;

¡                  reviews and evaluates the effectiveness of our process for assessing significant financial risks and the steps management takes to minimize these financial risks;

¡                  reviews and makes recommendations to the board of directors regarding related party transactions;

¡                  reviews accounting and financial human resources;

¡  establishes procedures for the receipt, retention and treatment of complaints that the company receives regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or related party transactions;

¡                  reviews the committee’s charter and its own performance annually; and

¡                  oversees the company’s compliance with legal and regulatory requirements.

Management has the primary responsibility for our financial statements, internal controls, disclosure controls and the financial reporting process.  PricewaterhouseCoopers LLP, our registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report based on its findings.  The audit and finance committee’s responsibility is to monitor and oversee our financial reporting process.  PricewaterhouseCoopers LLP reports directly to the audit and finance committee and, if requested, the board of directors.

Discussions with Independent Auditors

PricewaterhouseCoopers LLP provided to the audit and finance committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit and finance committee concerning independence, and the audit and finance committee discussed with PricewaterhouseCoopers LLP the independent accountant’s independence.  The audit and finance committee also reviewed and discussed our audited consolidated financial statements with PricewaterhouseCoopers LLP and matters related to the audit required by the Public Company Accounting Oversight Board, including the firm’s evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

Discussions with Management

The committee reviewed and discussed with management the company’s audited consolidated financial statements for 2014.  Management has represented to the audit and finance committee that our internal controls over financial reporting have no material weaknesses and that management prepared the company’s consolidated financial statements in accordance with generally accepted accounting principles.

Recommendation for Inclusion in Form 10-K

Based upon the audit and finance committee’s discussions with management and PricewaterhouseCoopers LLP, the audit and finance committee’s review of the representations of management and the reports and presentations of PricewaterhouseCoopers LLP to the audit and finance committee, the audit and finance committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This report is submitted by:

Sarah J. Anderson, Chair

John R. Fielder, Member

Janice F. Wilkins, Member

COMPENSATION COMMITTEE

What are the functions of the compensation committee?

Our compensation committee, which consists entirely of independent directors:

¡                  reviews the performance of our executive officers in January of each year and at the time of the hiring or promotion of an executive officer;

¡                  selects a compensation consultant to assist the committee in evaluating the amount or form of executive and director compensation;

¡                  recommends the salary for each executive officer, including the salary of Mr. Sprowls, the president and chief executive officer of the company, for ratification by the independent members of the board;

¡                  makes stock awards for each executive officer and manager pursuant to our equity compensation plans;

¡                  sets performance standards and makes awards under non-equity compensation plans;

¡                  approves objective and discretionary cash bonuses for executive officers;

¡                  reviews and makes recommendations to the board regarding long-term compensation strategies and changes in the executive compensation program and the terms of our employee benefit and pension plans;

¡                  reviews trends in executive compensation and considers changes in accounting principles and tax laws that impact executive compensation;

¡  makes recommendations to the board regarding the terms of employment and severance arrangements applicable to specific executive officers;

¡                  reviews and makes recommendations to the board regarding the compensation of directors;

¡                  administers the 2000 Stock Incentive Plan, or 2000 plan, and the 2008 Stock Incentive Plan, or 2008 plan, for employees, and the 2003 Non-Employee Directors Stock Plan, or 2003 directors plan, and the 2013 Non-Employee Directors Stock Plan, or 2013 directors plan, for directors; and

¡                  reviews and discusses with management the Compensation Discussion & Analysis section.

The compensation committee has the authority, in its discretion, to hire, retain, terminate and oversee the work of compensation consultants, independent counsel and other advisers to assist the committee in evaluating the amount or form of executive or director compensation.  Before retaining any compensation consultant, independent counsel or other such advisers, the compensation committee is required to take into account those factors specified in the Dodd-Frank Act and the rules and regulations promulgated by the SEC thereunder and such other factors that the compensation committee considers appropriate that may affect the independence of such consultants, counsel or advisers.  Unless otherwise provided by the board, the compensation committee does not have the authority to delegate its authority to a subcommittee.

What fees have we paid for services provided by our compensation consultant and its affiliates?

The compensation committee engaged Pearl Meyer & Partners to prepare a survey of executive compensation trends and pay practices of other companies and to make recommendations to the compensation committee regarding the amount and types of compensation to be paid to our executive officers in 2014 (hereafter referred to as the engagement).  The aggregate amount of fees paid to Pearl Meyer & Partners in 2014 in connection with the engagement was $146,992.  The compensation committee had the sole authority to appoint Pearl Meyer & Partners, oversee the executive compensation services provided by Pearl Meyer & Partners and to approve the compensation paid to Pearl Meyer & Partners for these services.

Is our compensation consultant independent?

The compensation committee believes that the consulting advice that it has received from Pearl Meyer & Partners was objective.  The committee has assessed the independence of Pearl Meyer & Partners pursuant to SEC rules and concluded that no conflicts of interest exist between the company and Pearl Meyer & Partners (or any individuals working on the company’s account on behalf of Pearl Meyer & Partners).  In reaching such determination, the committee considered the following enumerated factors, all of which were attested to or affirmed by Pearl Meyer & Partners:

¡  During 2014, Pearl Meyer & Partners provided no services to and received no fees from the company other than in connection with the engagement.

¡  The amount of fees paid or payable by the company to Pearl Meyer & Partners for services provided during the 2014 calendar year represented less than 1% of Pearl Meyer & Partners’ total revenue for the same period.

¡  Pearl Meyer & Partners has adopted and implemented adequate policies and procedures designed to prevent conflicts of interest, which policies and procedures were provided to the company.

¡  There are no business or personal relationships between any member of the Pearl Meyer & Partners team assigned to the engagement and any member of the compensation committee, other than in respect of the engagement, or any work performed by Pearl Meyer & Partners for any other company, board of directors or compensation committee for whom such committee member also serves as an independent director.

¡  There is no business or personal relationships between any member of the Pearl Meyer & Partners team assigned to the engagement or Pearl Meyer & Partners itself and any executive officer of the company other than in respect of the engagement.

¡                  No individual on the Pearl Meyer & Partners team assigned to the engagement maintains any direct individual position in the stock of the company.

Compensation Committee Interlocks and Insider Participation

Mr. Anderson is the chair of the compensation committee.  Ms. Holloway, Dr. Bontá, and Mr. McNulty are members of this committee.  Mr. Ross is a non-voting ex-officio member of this committee.

The board has determined that no member of this committee has a material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a material relationship with us or any other relationship with the company that the board of directors determined would affect the independence of that member.

No member of this committee is a current or former officer or employee of the company or any of its subsidiaries.  None of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serves as an executive officer, director or member of the compensation committee.  No compensation committee member or any entity in which such member has a 5% or more interest or by whom such member is employed has received any consulting, advisory or other compensatory fees paid by the company or any of its subsidiaries, other than fees received by such member for serving on our board of directors, serving on or attending meetings of committees of our board, acting as a liaison between the board and/or its committees and management on matters specified by the board or otherwise working on matters specified by the board.  We are not aware of any facts or circumstances that would make any member of the compensation committee an affiliate of the company.

GOVERNANCE OF THE COMPANY

Is each of our board and committee members independent?

Based on information solicited from each director, the board has determined that none of our directors, other than Mr. Sprowls, has a material relationship with us, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us and is otherwise independent under the corporate governance standards of the New York Stock Exchange.  We have not adopted any other categorical standards for determining whether a board member is independent.

The board determined that Mr. Anderson, Ms. Anderson, Dr. Bontá, Mr. Fielder, Ms. Holloway, Mr. McNulty, Ms. Wilkins and Mr. Ross are independent directors.  In determining that these directors are independent, the board considered the following facts:

¡  none of these directors or any of their immediate family members is or has been an executive officer or employee of the company or any of its subsidiaries at any time;

¡                  none of our directors or any of their immediate family members or any “related person” had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in excess of $120,000 since January 2014, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;

¡                  none of these directors or any of their immediate family members received during any twelve month period within the last three years more than $100,000 in direct compensation from us, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;

¡  none of these directors has accepted, either directly or indirectly, any consulting, advisory or other compensatory fee from us, other than compensation for serving as a director, serving as a member or attending meetings of a committee of the board, serving as a liaison between the board and management or otherwise working on matters specified by the board;

¡  no director is, or has been, an employee of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;

¡  no immediate family member of any director is an executive officer of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from, us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;

¡                  no director or an immediate family member is a current partner or employee of a firm that is our internal or external auditor;

¡                  no director or an immediate family member was, within the last three years, a partner or employee of our internal or external auditor and personally worked on our audit during that time;

¡                  none of the executive officers of the company is, or has been during the past three years, a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee; and

¡                  none of our directors is prohibited from serving on our board of directors by the interlocking director rules of the Federal Energy Regulatory Commission.

We did not identify any other businesses or other relationships between us and any non-employee director that would affect the independence of these directors nor did the board consider any other relationships or transactions in determining director independence.  The board has also affirmatively determined that all members of the audit and finance committee, nominating and governance committee and compensation committee, including Mr. Ross, are independent directors under the corporate governance listing standards of the New York Stock Exchange and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934.

No member of the audit and finance committee served on more than three public company boards during 2014.

Do we have any relationships with any executive officers?

No executive officer or nominee or any of his or her immediate family members had any indebtedness to us, any business relationships with us or any transactions or proposed transactions with us since January 2014.

What procedures do we use for reviewing and approving transactions between us and our directors and executive officers?

We have adopted a code of conduct and guidelines on significant governance issues which include policies and procedures regarding relationships between us and our directors and executive officers.  Information about how to obtain a copy of the code of conduct and guidelines on significant governance issues is set forth in this proxy statement under the heading, “Obtaining Additional Information from Us.”

Under the company’s guidelines on significant governance issues, directors are expected to make business opportunities relating to the company’s business available to the company before pursuing the opportunity for the director’s own or another’s account.  Neither the board nor the audit and finance committee has approved any other guidelines that would permit a director or executive officer to engage in any transactions or actions that would create a conflict of interest.  All conflict of interest transactions must be approved by disinterested members of the board and the audit and finance committee in accordance with California law and the rules of the New York Stock Exchange.

Our code of conduct prohibits any director or executive officer from engaging in any transactions or other actions which create a conflict of interest, except under guidelines approved by the board or the audit and finance committee.  A conflict of interest arises if a director or executive officer takes an action or has interests that may make it difficult for the director or executive officer to act objectively or effectively and include:

¡  causing the company or any of its subsidiaries to employ or retain a family member as an employee or consultant,

¡  causing the company or any of its subsidiaries to do business with any businesses in which the director, executive officer or any family member stands to gain personally,

¡                  making investments which may impair the ability of the director or executive to make decisions on behalf of the company,

¡                  taking advantage of business opportunities relating to the company’s business or that are discovered through the use of corporate property, information or position for personal gain, without first offering the opportunity to the company, or

¡                  competing with the company.

Our guidelines on significant governance issues also require each director to disclose to the board any financial or personal interest in any transaction that comes before the board for approval.  Each director and executive officer is also required to disclose annually any relationships with the company and to declare that all such relationships during the prior year have been disclosed.  Our board did not consider any transactions in which any member of the board or executive officer had an interest in 2014.

We do not provide loans, loan guarantees or otherwise extend credit, directly or indirectly, to any of our executive officers or directors.

Have any of our directors, executive officers or affiliates been involved in certain legal proceedings during the past ten years?

None of our current executive officers, directors or any affiliate or owner of more than 5% of our common shares has been a party adverse to us in any material legal proceeding or been involved in any legal proceedings that the SEC has identified as being material to the evaluation of the ability or integrity of a director or executive officer.

What is our policy regarding attendance by board members at our annual meetings?

We adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders.  All directors were present at our 2014 annual meeting.

What is the process for shareholders and other interested persons to send communications to our board?

You or any interested person may, at any time, communicate in writing with the chair of the board who presides at regularly scheduled board meetings and executive sessions, any particular director or non-management directors as a group, by writing to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  We will provide copies of written communications received at this address to the relevant director or the non-management directors as a group unless the corporate secretary, in her reasonable judgment, considers the communications to be improper for submission to the intended recipient(s).  Examples of communications considered improper for submission include customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to our business and communications that relate to improper or irrelevant topics.

What are the requirements for submission of shareholder proposals?

If you want us to include your shareholder proposal in our proxy materials for the 2016 annual meeting, you must submit the proposal to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  Our corporate secretary must receive your proposal no later than December 9, 2015.  Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

A shareholder making a shareholder proposal should state as clearly as possible the course of action that the shareholder believes we should follow.  If we place a shareholder proposal on the proxy card, we will provide, in the form of proxy, the means for other shareholders to specify, by checking a box, as to whether they want to approve, disapprove or abstain from voting on the shareholder proposal.

If you want your shareholder proposal to be considered at the 2016 annual meeting and you have not met the deadline for us to include your shareholder proposal in our proxy materials, you may nevertheless submit your proposal for consideration at the 2016 annual meeting if you comply with the following procedures.

You must deliver or mail your notice to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 stating that you intend to submit a shareholder proposal at our 2016 annual meeting.  Our corporate secretary must receive your notice between February 19, 2016 and March 5, 2016, unless we change our 2016 annual meeting date by more than 30 days from the date of our 2016 annual meeting, in which case, our corporate secretary must receive your notice no later than the close of business on the tenth day following the day on which we mail you notice of the meeting or the date on which we publicly disclose the date of the meeting.

Your notice to our corporate secretary must include for each matter you propose to bring before the 2016 annual meeting:

■                  a brief description of the matter you intend to bring before the 2016 annual meeting;

■                  reasons for bringing such matter before the 2016 annual meeting;

■                  the name and address of the record and beneficial owner, if any, of the shares making the proposal;

■                  the number of our common shares you own; and

■                  any material interest you have in the matter.

STOCK OWNERSHIP

Are there any large owners of our common shares?

The following table identifies shareholders who own more than 5% of our outstanding common shares on March 31, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	BlackRock Inc. 55 East 52nd Street New York, NY 10022 The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,721,066(1) 3,237,181(2)	9.76%(3) 8.49%(3)

(1)             Based on Schedule 13G filed with the SEC on January 15, 2015, BlackRock Inc. has sole voting over 3,593,363 of our common shares and sole dispositive power over 3,721,066 of our common shares.

(2)             Based on Schedule 13G filed with the SEC on February 11, 2015, The Vanguard Group, Inc. has sole voting power over 54,991 of our common shares, sole dispositive power over 3,189,090 of our common shares and shared dispositive power over 48,091 of our common shares.

(3)            Percent of class is based on 37,977,279 common shares outstanding on March 31, 2015, 124,558 common shares which our directors and executive officers as a group have the right to acquire on or prior to May 31, 2015 and 29,713 common shares which other employees of the company have the right to acquire on or prior to May 31, 2015.

__________________________

How much stock do directors and executive officers own?

We are providing you information in the table below regarding the number of our common shares beneficially owned by our directors and executive officers as of March 31, 2015, including common shares which each director and executive officer has a right to acquire on or prior to May 31, 2015.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Number of Shares		Percent of Class
James L. Anderson	21,158		*
Sarah J. Anderson	7,489	(1)	*
Diana M. Bontá	20,375	(1)	*
John R. Fielder	5,617	(1)	*
Anne M. Holloway	30,981		*
James F. McNulty	12,515	(1)	*
Lloyd E. Ross	39,953	(1)	*
Janice F. Wilkins	11,003	(1)	*
Robert J. Sprowls	161,266	(2)	*
Denise L. Kruger	37,732		*
McClellan Harris III	47,188	(3)	*
Eva G. Tang	48,237	(4)	*
Patrick R. Scanlon	35,794		*
Directors and Executive Officers as a Group	576,779	(5)	1.51	%(6)

*Less than 1%

(1)             Mr. Ross has a right to acquire, on or prior to May 31, 2015, 6,000 of our common shares through the exercise of stock options granted pursuant to the 2003 directors plan.  Ms. Anderson, Dr. Bontá, Mr. McNulty, Ms. Wilkins and Mr. Fielder have not been granted any stock options.

(2)                   Mr. Sprowls has the right to acquire 36,992 and 47,438 of our common shares on or prior to May 31, 2015 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.

(3)                   Mr. Harris, who retired on November 21, 2014, has the right to acquire 6,087 of our common shares on May 21, 2015 through the pay-out of restricted stock units that have vested.

(4)             Ms. Tang has the right to acquire 8,604 and 6,816 of our common shares on or prior to May 31, 2015 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.

(5)             Our directors and executive officers as a group have the right to acquire 124,558 of our common shares on or prior to May 31, 2015 through the exercise of stock options or the pay-out of restricted stock units that have vested.  We have not included in this table common shares relating to dividend equivalents that may be received by our directors and executive officers with respect to dividends declared by the board after March 31, 2015 or restricted stock units which the directors will have a right to acquire on the date of the 2015 annual meeting pursuant to the 2013 directors plan.

(6)                   Percent of class is based on 37,977,279 common shares outstanding on March 31, 2015, 124,558 common shares which our directors and executive officers as a group have the right to acquire on or prior to May 31, 2015 and 29,713 common shares which other employees of the company have a right to acquire on or prior to May 31, 2015.

__________________________

Section 16(a) Beneficial Ownership Reporting Compliance

We have adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, including assisting directors and executive officers with preparing and filing statements on Form 3, Form 4 and, if applicable, Form 5.  We believe, on the basis of our review of the statements filed by directors and executive officers in 2014, there were no late filings.

PROPOSAL 1:  ELECTION OF DIRECTORS

We have provided information below about each of our directors including their ages, years of service as a director of the company, educational background, business experience, service on other boards and community service activities.  The process used by the board in nominating directors is a subjective one and is based on the recommendations of the nominating and governance committee, the background and qualifications of each of the other members of the board, considered as a group, and the evaluation of the performance of each director based on previous service on the board, board committees and as liaisons between management and the board or a committee or otherwise working on matters specified by the board.

What is the experience of each nominee for election as a director?

Our board of directors has nominated three persons as class I directors for a three-year term expiring at the end of our annual meeting of shareholders in 2018 or until their successors are duly elected and qualified.

The ages of the directors reported below are as of April 1, 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE NOMINEES LISTED BELOW.

Mr. James L. Anderson

Mr. Anderson is chair of the compensation committee and a member of our nominating and governance committee.  He also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  He has served as a director since 1997.  Mr. Anderson is 71 years old.

Mr. Anderson brings strong leadership and management skills to the board developed through his extensive experience as an executive in the insurance industry.  His business acumen and operational experience have also enabled him to provide valuable insights to the board and the committees on which he serves.

Since 2003, Mr. Anderson has been a Senior Vice President of Americo Life, Inc., a privately held life insurance and annuity holding company.  He is also a Senior Vice President of several subsidiaries of Americo Life, Inc. engaged in the marketing and underwriting of life and annuity insurance products since 2003.  Prior to 2003, he was President of Americo Financial Services, a third-party administrator and marketer of retirement plans for elementary and high school employees and seniors.  He also served for ten years as the President and Chief Executive Officer of Fremont Life Insurance Company prior to its acquisition by Americo Life, Inc.

Prior to joining Fremont Life Insurance Company, Mr. Anderson served as Chairman and Chief Operating Officer of Physicians and Surgeons Underwriting Corporation, an insurance reciprocal management company for Physicians and Surgeons Insurance Exchange, a medical malpractice program for the western United States, and as President, founder and Chief Executive Officer of Hospital Insurance Services, a management company for hospital, medical professional and general liability programs in California.  Prior to forming Hospital Insurance Services, he served as President and Chief Operating Officer for the property and casualty businesses of The National American Insurance Company.  He has been a member of the board of directors of Baldwin Builders, LLC, a privately-held residential home builder in Orange County, California.

Mr. Anderson has a BS degree in business from Fort Hays Kansas State University and has participated in the IBM Executive Management program.

Ms. Sarah J. Anderson

Ms. Anderson was appointed by the board as a director on March 21, 2012.  She has been the chair of the audit and finance committee since May 20, 2013, a member of the issuance committee since May 21, 2013 and was a member of the ASUS committee from May 22, 2012 until May 20, 2013.  She was a member of the audit and finance committee prior to her appointment as a chair of the committee.  She is 64 years old.

Ms. Anderson brings additional expertise to the board in the areas of accounting and financial advisory services.  She also possesses valuable management experience as a result of the various leadership roles that she has held in the accounting profession and in the government and non-profit sectors.

Ms. Anderson retired from Ernst &Young LLP in 2008 where she served for 24 years, 21 years of which she served as an advisory services partner.  She served a number of clients, both public and private, across various industries, including utilities, government and service industries.  Ms. Anderson served in multiple leadership positions at Ernst & Young LLP, including serving as the managing partner of both the company’s Orange County and Riverside offices.

Ms. Anderson has a BS degree in business administration with a concentration in accounting from Northeastern University.  She has been licensed as a California Certified Public Accountant since 1979 and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Ms. Anderson has been appointed to the California Board of Accountancy for two four-year terms ending in 2014, and is currently serving up to a one year grace period until her seat is otherwise filled.  She has served as president and vice president of the board.  She has also served as the chair of the board’s Committee of Professional Practice and on the Ethics Education and Licensing Frequency task force, chair of the Committee on Professional Practice and chair of the Legislative Committee.  Ms. Anderson has also been a member of the Accountancy Licensee Database Committee and the Uniform Accountancy Act Committee for the National Association of State Boards of Accountancy.

Ms. Anderson currently serves on the board of directors and is the audit committee chair of Reliance Steel & Aluminum Company, and a member of the compensation committee and the nominating and governance committee.  She was appointed to the audit committee of the Orange County Community Foundation in February 2012 and currently serves as treasurer and member of the Audit Committee Roundtable of Orange County.  She previously served on the board of managers of Kaiser Ventures, LLC as the chair of its audit committee from 2011 until its liquidation in 2013.

Ms. Anderson is also a member of the University of California, Irvine CEO Roundtable and is a member of the Roundtable’s steering committee.  She is on the board and has been a member of the finance committee of the Pacific Symphony since 2001 and has served as the chair of this committee from 2006 until 2009.  She served as chair of the board of the Pacific Symphony from 2009 to 2013.

Ms. Anderson has been recognized by the Orange County Business Journal as a leading woman in business and has previously been honored as a Business Woman of Achievement by the YMCA and the Greater Riverside Chambers of Commerce.

Ms. Anne M. Holloway

Ms. Holloway is chair of the nominating and governance committee and a member of the compensation committee.  She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  Ms. Holloway has served as a director since 1998.  Ms. Holloway is 62 years old.

Ms. Holloway brings valuable expertise to the board in human resources, finance and corporate governance matters obtained through her experience in the financial services industry and her experiences in providing strategic advice to Fortune 500 companies.

Ms. Holloway is retired.  She was a partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments and governmental agencies from 1999 to 2000.  She served as President of Resolution Credit Services Corp., a subsidiary of Xerox Financial Services, from 1992 to 1998 where she was responsible for, among other things, the successful resolution of financial guarantees on troubled tax-exempt bonds, the restructuring of debt and the negotiation with the Resolution Trust Corporation.  She also served as Chief Operating Officer of International Insurance Company, another company in the Resolution Group, where she was responsible for operations, human resources and technology.  Prior to joining the Resolution Group, Ms. Holloway held various management positions with Shawmut National Corporation, a financial services company.

Ms. Holloway holds a BA degree from Newton College of the Sacred Heart and an MBA from Boston University.  She has also participated in the Harvard Business School Executive Management program.

Ms. Holloway served as the chair of the Board of Trustees of Sacred Heart Schools in Atherton, California from 2008 to 2012 and was vice chair from 2012 to 2013.  Ms. Holloway has been a member of the site management and development committee since 2013 and served as chair of the finance committee from 2006 to 2008.

She is also actively involved in The Michael J. Fox Foundation Parkinson’s Institute in Sunnyvale, California and is currently serving as a board member for City Year San Jose/Silicon Valley, a national organization that helps reduce dropout rates and improve high school proficiency locally in San Jose, California.

She has also served on the board of United Way of Massachusetts Bay, chairing the allocation committee.  She has been on the Massachusetts Governor’s Task Force on the Status of Women and on the board for The Fund for the Arts.

What is the experience of our other directors?

Our board has three class II directors with terms expiring at the end of the annual meeting in 2016 or until their successors are duly elected and qualified.

Dr. Diana M. Bontá

Dr. Bontá is a member of the nominating and governance committee and the compensation committee and serves as enterprise risk management liaison to the board.  She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  She has served as a director since 2007.  Dr. Bontá is 64 years old.

As a result of her extensive experience in public health and public affairs, Dr. Bontá brings valuable expertise to the board in the areas of customer and community service and corporate governance.

Dr. Bontá is currently the President and Chief Executive Officer of The Bontá Group, which provides consulting services in healthcare.  Previously, Dr. Bontá was the President and Chief Executive Officer of The California Wellness Foundation, a private independent foundation with a mission to improve the health of the people in California, by making grants, providing wellness education and preventing disease from January 2012 until June 2013.  From 2004 to January 2012, Dr. Bontá served as the Vice President of Public Affairs of the Kaiser Foundation Health Plan and Hospitals, Southern California Region where she was responsible for setting the Region’s public policy agenda and providing leadership and oversight of public affairs programs and support for Kaiser Permanente’s external communications and reputation management.  She previously served as the first Latina director of the California Department of Health Services from 1999 to 2004.  Prior to serving as director of the California Department of Health Services, Dr. Bontá served as director of the Department of Health and Human Services of the City of Long Beach, California.

Dr. Bontá holds doctorate and master degrees in public health from the University of California, Los Angeles.  She has held an appointment as an adjunct professor at UCLA’s School of Public Health since 1999 and is a registered nurse.

Dr. Bontá was appointed by California Governor Davis and again by Governor Schwarzenegger to the Board of Trustees of the Health Professions Education Foundation.  She is a trustee of the Annie E. Casey Foundation and the Archstone Foundation.  Dr. Bontá has served as an appointee of Mayor Antonio Villaraigosa as a commissioner of the City of Los Angeles Board of Fire Commissioners from 2007-2012.  She has served as a member of the California State Interagency Coordinating Council and the Managed Risk Medical Insurance Board as an appointee of Governor Davis.  She has also served as a commissioner of the U.S. and Mexico Border Health Commission as an appointee of President Clinton.  Dr. Bontá previously served on the Council for Education in Public Health, on various committees of the Association of State and Territorial Health Officers, as chair of the executive committee of the board of the American Public Health Association, as former chair of the California Women’s Law Center, as a director/trustee of the Charles R. Drew University of Medicine and Science from 2010-2011, on the Department of Health and Human Services Minority Health Committee from 2008-2011 and on the Pat Brown Institute from 2006-2011.

Mr. Lloyd E. Ross

Mr. Ross has been chair of the board of directors of the company since April 1999 and has served as a director since 1995.  He is a non-voting ex-officio member of each of the committees of the board.  Mr. Ross is 74 years old.

Mr. Ross brings valuable leadership, business acumen, financial and operational experience to the board.  He also has extensive experience in the construction industry which is valuable to the board with respect to the company’s public utility capital improvement programs and the company’s construction activities on military bases.

Mr. Ross has been the principal of L. Ross Consulting since 2003, which provides construction, development and consulting services.  He was managing partner of Invermex, LP, a developer of hotels in the southwestern United States and northern Mexico, from 1997 to 2003.  From 1976, prior to becoming managing partner of Invermex, LP, Mr. Ross was the President and Chief Executive Officer of SMI Construction, a commercial and industrial general contracting firm in Irvine, California.  He served on the board of directors of PacifiCare Health Systems from 1985-2005 and as a member of the audit committee and chair of the compensation committee of PacifiCare Health Systems from 2000-2005.

Mr. Ross has served on the board of a number of community organizations, including the Orange County small business division of the United Way, the California Young President’s Organization and the Newport Center Chapter of the Kiwanis Club.  He also volunteers at a food bank in Kalispell, Montana.

Mr. Robert J. Sprowls

Mr. Sprowls has served on the American States Water Company board since May 2009 and the boards of the subsidiary companies since his appointment as President and Chief Executive Officer of the company effective January 2009.  Mr. Sprowls is a member of the ASUS committee and the issuance committee. He also served as a member of the strategy and corporate development committee from January 2009 until it was dissolved in October 2011.  He is 57 years old.

Mr. Sprowls is the sole management member of the board of directors.  As President and Chief Executive Officer of the company since 2009 and Chief Financial Officer for four years prior to that, Mr. Sprowls has an intimate knowledge of the company and its operations and personnel.  He has also been in a leadership role in the water industry having served as President and a member of the executive committee of the National Association of Water Companies, a non-profit organization representing private water companies.  He has more than 30 years of experience in business strategy, operations management, corporate finance and business problem-solving for regulated utilities, utility holding companies and highly competitive, non-regulated utility affiliates.

Mr. Sprowls is the President and Chief Executive Officer of American States Water Company and holds similar titles and responsibilities for the company’s subsidiaries, Golden State Water Company, or GSWC, and American States Utility Services, Inc. and its subsidiaries, or ASUS.  He also held similar titles at Chaparral City Water Company until its sale to EPCOR Water (USA), Inc. on May 31, 2011.  Mr. Sprowls joined American States Water Company in June

2004 as Senior Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary.  He was promoted to Executive Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary in January 2008 and became Executive Vice President of the company and its subsidiaries in November 2008.

Prior to joining American States Water Company, Mr. Sprowls spent 21 years at CILCORP Inc., or CILCORP, a public utility holding company whose largest subsidiary, Central Illinois Light Company, served approximately 250,000 gas and electric utility customers.  During his tenure with CILCORP, Mr. Sprowls held positions as President, Business Unit Leader – Energy Delivery, Chief Financial Officer (CFO) and Treasurer of Central Illinois Light Company, CFO of a non-regulated subsidiary of CILCORP, QST Enterprises Inc., and Vice President and Treasurer of CILCORP.  Mr. Sprowls left CILCORP and Central Illinois Light Company following the sale of the company to Ameren Corporation in 2003.

Mr. Sprowls is currently a member of the board of directors of the National Association of Water Companies and a member of the Southern California Leadership Council.  He has served on the board of directors of CILCORP Inc. and Central Illinois Light Company.  He has been a past chairman and a member of the board of directors of the Illinois Energy Association, a past chairman and a member of the board of directors of Goodwill Industries of Central Illinois and a committee chairman for the Heart of Illinois United Way Campaign.

He holds a BA degree in economics and business administration from Knox College in Illinois and a master in business administration from Bradley University, also in Illinois.  He is a Certified Public Accountant (Inactive) and a Certified Management Accountant.

Our board has three class III directors with terms expiring at the end of the annual meeting in 2017 or until their successors are duly elected and qualified.

Mr. John R. Fielder

Mr. Fielder was appointed by the board as a director on January 2, 2013.  He has been a member of the audit and finance committee since January 25, 2013 and a member of the ASUS committee since May 20, 2013.  He is 69 years old.

Mr. Fielder brings a unique blend of experience in the areas of public utility regulation, strategy, management and information technology matters as a result of over 40 years of experience at Southern California Edison Company.

Mr. Fielder is retired.  He was President of Southern California Edison Company from October 2005 until his retirement on December 31, 2010.  As President, he was responsible for operations support, customer service, information technology, environmental affairs, state regulatory and public affairs and employee relations.  Prior to his position as President of Southern California Edison Company, Mr. Fielder held various leadership positions at the company, including Senior Vice President of Regulatory Affairs for 14 years and Vice President of Information Services.

Mr. Fielder has served on a number of not-for-profit boards during his career and currently serves as a board member of the Long Beach Memorial Hospital Foundation and the Rancho Los Cerritos Foundation, which supports a historic property and museum in Long Beach, California.  He also served a two-year term as chair of the board of the Long Beach Aquarium of the Pacific in 2011 and 2012 and a term as the chair of the audit committee of the Aquarium in 2013 and 2014.  He currently serves as a member of the Energy Efficiency Institute Global Advisory Committee for the University of California at Santa Barbara.  He has also served on various industry association boards during his career.

Mr. Fielder has a BA degree from the University of California, Santa Barbara, an MBA from the University of California, Los Angeles, and a law degree from Pepperdine School of Law.

Mr. James F. McNulty

Mr. McNulty was appointed to the board in January 2010.  He is chair of the ASUS committee, was a member of the nominating and governance committee until May 20, 2013 and became a member of the compensation committee on May 20, 2013.  He also served on the strategy and corporate development committee from May 2010 until the committee was dissolved in October 2011.  Mr. McNulty is 72 years old.

Mr. McNulty has expertise in engineering, government contracting and project management.  As a result of his 24 years of service in the Army and his experience at Parsons Corporation discussed below, he is able to provide valuable insights to the ASUS committee with respect to its oversight of the company’s military utility privatization projects.

Mr. McNulty is retired.  He is the former chairman and Chief Executive Officer of Parsons Corporation, an international engineering, construction and technical and management services firm whose customers include the U.S. government.  He retired from Parsons Corporation in May 2008, but continued to serve as Chairman of the Board until November 2008.  He retained his position as a director on the board of Parsons Corporation until 2011.  He is also a director of ARC Document Solutions, a publicly-traded document management company.  Prior to joining Parsons Corporation in 1988, Mr. McNulty had a 24-year career in the Army in a variety of training, troop, research and development and project management assignments, including work as a research associate at Lawrence Livermore National Laboratory, Deputy Director of the Office of Military Application for the U.S. Department of Energy, Systems Manager for the deployment of the Pershing II missile system and Program Manager for the ground-based laser system for the strategic defense initiative.  He retired from the Army as a Colonel in 1988.

Mr. McNulty has a BS degree in engineering from the United States Military Academy at West Point and master degrees from Ohio State University and the Massachusetts Institute of Technology where he was an Alfred P. Sloan Fellow.

Mr. McNulty is a trustee of the Linsly School, his high school alma mater in Wheeling, West Virginia, and is a past member of the board of directors of the Greater Los Angeles Chamber of Commerce, the California Science Center, the Los Angeles Sports Council and the board of trustees of Pomona College.  He is a former chairman of Town Hall, Los Angeles.

Ms. Janice F. Wilkins

Ms. Wilkins has been a member of the board since her election to the board in May 2011.  She is a member of the audit and finance committee, the issuance committee and the ASUS committee.  Ms. Wilkins is 70 years old.

Ms. Wilkins brings extensive expertise to the board in accounting and finance, public company reporting, internal auditing and the development and oversight of ethics and compliance programs.

Ms. Wilkins retired as Vice President of Finance and the Director of Internal Audit for Intel Corporation in June 2010 where she was responsible for global internal audit and investigations, and ethics and compliance operations staffs since 1995.  During her 29-year career with Intel Corporation, she held various operational and corporate finance controllership, management and executive positions and managed the human resource organization responsible for compensation and benefits in the U.S.  Prior to joining Intel Corporation, Ms. Wilkins held various finance positions with public and private companies in the electronic, oil and gas, mineral, shipping, banking, and real estate industries.

In 2001, Ms. Wilkins was recognized by Ebony Magazine as one of the top-ranking African American women in corporate America.  In 2004, she was named Outstanding Businesswoman of the Year by the Gamma Nu Chapter of Iota Lambda Sorority, with recognition from the U.S. Senator from California, the Mayor of San Francisco and a California State Senator.

Ms. Wilkins holds a BS degree in accounting from Xavier University in New Orleans, Louisiana, and an MBA from Golden Gate University in San Francisco, California.  She has been a member of the Institute of Internal Auditors and Financial Executives International.  She has also been involved in professional organizations such as the Conference Board, the Audit Director Roundtable, the Compliance and Ethics Leadership Council of the Corporate Executive Board, the General Auditors’ Council of Manufacturers’ Alliance and the National Association of Corporate Directors.

Ms. Wilkins is a member of the Board of Trustees of Golden Gate University, where she serves as a member of the Audit and the Finance and Operations Committees.  She previously served as a member of the Investment Committee.  She was a member of the Board of Trustees of Xavier University, in New Orleans, where she chaired the Business Affairs Committee and the Sub-Committee on Investments and Banking Relationships.  Ms. Wilkins also served on the Executive Committee, the Building and Grounds Committee, the Academic and Faculty Affairs Committee, the Student Affairs Committee and the Development Committee of the Board of Trustees of Xavier University.  Ms. Wilkins served as a member of the Board of Trustees of Sacred Heart Schools in Atherton, California, where she chaired the Audit Committee and was a member of the Executive Committee and the Finance Committee.  In addition, she served as a member of the Finance Council of St. Pius Church in Redwood City, California and the Board of Directors of Peninsula Bridge, a program that promotes academic and personal success for motivated middle-school students from under-sourced communities.

How did we compensate our directors in 2014?

We paid fees to each of our directors monthly in cash and made awards of restricted stock units to our directors in 2014 pursuant to the terms of the 2013 directors plan as more particularly described below.  We also reimbursed each of our directors in 2014 for expenses incurred in the performance of his or her duties as a director.

DIRECTOR(1) COMPENSATION FOR 2014(3)

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(4)	Total ($)
Lloyd E. Ross	$136,667	$66,057	$879	$203,603
James L. Anderson	68,467	65,426	176	134,069
Sarah J. Anderson	66,667	51,557	310	118,534
Dr. Diana M. Bontá	58,867	54,162	446	113,475
John R. Fielder	55,867	50,374	130	106,371
Anne M. Holloway	63,967	65,210	130	129,307
James F. McNulty	65,167	51,905	130	117,202
Janice F. Wilkins	56,467	51,905	353	108,725

(1)                   Mr. Sprowls, the president and chief executive officer of the company in 2014, was also a director of the company.  We did not pay him any additional compensation for his services as a director or member of any committee.

(2)                   The amounts in this column reflect the aggregate grant date fair value of the awards, including dividend equivalent rights, computed in accordance with FASB’s accounting guidance ASC Topic 718.  We provide information regarding the assumptions used in calculation of these amounts in Note 12 to our audited financial statements for the year ended December 31, 2014 in our Annual Report on Form 10-K filed with the SEC.  We did not make any other form of stock award to any director in 2014.  None of our directors forfeited any stock awards in 2014.  Mr. Ross, Mr. Anderson, Ms. Anderson, Dr. Bontá, Ms. Holloway, Mr. McNulty and Ms. Wilkins had a balance of 18,287, 17,515, 975, 3,736, 17,250, 975 and 975 restricted stock units, respectively, credited to his or her account at December 31, 2014, which include restricted stock units granted pursuant to awards under the 2003 directors plan.

(3)                   We did not grant any options to directors in 2014.  Mr. Ross had options to acquire 12,000 of our common shares outstanding at December 31, 2014, of which 6,000 was acquired on January 2, 2015.  We have not granted any options to Dr. Bontá, Mr. McNulty, Ms. Anderson, Ms. Wilkins or Mr. Fielder.  All options were granted pursuant to the 2003 directors plan.

(4)             We provide our board members and executive officers a blanket accident insurance policy.  The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company.  We allocated one–third of the premium of $7,786 (three-year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $130 per person in 2014.  We also reimburse our board members for the related cost of travel and meals of their spouses when attending regular board and committee meetings.

_________________________

Director Fees

We paid fees to non-employee directors of the board in 2014 for services rendered on the following basis:

■      to each non-employee director, an annual retainer of $25,000 from January through May with an increase of the annual retainer to $45,000 from June through December for service on the board, payable in equal monthly installments;

■      to Mr. Ross, an additional annual retainer of $100,000 for his services as chair of the board, payable in equal monthly installments;

■      to Ms. Anderson, an additional annual retainer of $15,000 for her services as chair of the audit and finance committee, payable in equal monthly installments;

■      to Mr. Anderson, an additional annual retainer of $12,000 for his services as chair of the compensation committee, payable in equal monthly installments;

■      to Ms. Holloway, an additional annual retainer of $7,500 for her services as chair of the nominating and governance committee, payable in equal monthly installments;

■      to Mr. McNulty, an additional annual retainer of $7,500 for his services as chair of the ASUS committee, payable in equal monthly installments;

■      to each outside director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $1,200 for each board or committee meeting attended, other than the annual organizational meeting and telephonic meetings;

■      to each non-employee director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $600 for each telephonic board or committee meeting attended;

■      to Dr. Bontá, $2,400 for serving as the enterprise risk management liaison,

■      to Ms. Anderson and Ms. Wilkins, $600 each for serving as issuance committee member, and

■      to Mr. McNulty, $1,200 for time spent on ASUS matters.

Stock Awards

Under the terms of our 2013 directors plan, we automatically granted to each non-employee director in 2014:

■                  restricted stock units on the date of the annual meeting in an amount equal to twice the then current annual retainer payable by the company for services rendered as a director divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on The Wall Street Journal website (www.online.wsj.com), and

■                  restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend payment date, as shown on The Wall Street Journal website (www.online.wsj.com), which we refer to as dividend equivalents.

These awards vested and the underlying common shares distributed to each director ninety days after the date of grant.  Commencing with the 2015 annual meeting, the amount of restricted stock units that each director will be entitled to receive at an annual meeting has been revised to an amount equal to $55,000 divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on The Wall Street Journal website (www.online.wsj.com).

Under the terms of our 2003 directors plan, each non-employee director who received an award of restricted stock units in 2011 and 2012 was credited with restricted stock units in 2014 on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of undistributed restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal website (www.online.wsj.com).  Under the terms of each award granted in 2011 and 2012, each non-employee director was entitled to receive one-third of each grant in the form of common shares on the first, second and third anniversaries of the grant.

Each non-employee director who received an award of restricted stock units in 2003 through 2008 in the form of retirement stock units was also credited in 2014 with restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of undistributed restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal website (www.online.wsj.com).  Mr. Anderson, Dr. Bontá, Ms. Holloway and Mr. Ross are the only current directors who have received awards of retirement stock units.

Other Compensation Plans for Directors

We have no incentive compensation, deferred compensation or pension plans for non-employee directors.

Stock Ownership Guidelines

In 2014, we amended our stock ownership guidelines in response to changes adopted in our compensation program to closer align director and board chair compensation with the market median determined by Pearl Meyer & Partners based on 2013 proxy statement information for members of the peer group approved by the compensation committee described below under “Compensation Discussion and Analysis—Compensation-Committee Process.”  Under the amended guidelines, we have requested each non-employee member of our board to accumulate and hold common shares of the company, restricted stock units or other equity equivalents (other than stock options) granted by the company equal in value to four times his or her annual retainer for board service, plus 1,000 common shares, with the latter to be accumulated and held within three years after his or her appointment as a director.  Non-employee directors are also prohibited from selling or transferring common shares awarded by the company until he or she satisfies these requirements, except where the director sells or transfers his or her shares to satisfy applicable tax withholding obligations owed by the director as a result of the receipt or vesting of his or her shares.  The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the guidelines are unduly burdensome by reason of personal circumstances affecting a director, are unduly affected by temporary declines in the price of our common shares or there has been a recent change in the compensation of directors.  We have not exempted any of our directors from compliance with these guidelines.

We consider these guidelines to have been satisfied once the minimum ownership requirements have been satisfied regardless of subsequent changes in the market value of our common shares.  Each member of our board currently satisfies the revised stock ownership guidelines.

EXECUTIVE OFFICERS

What has been the business experience of our executive officers during the past five years?

We have set forth the principal occupation of each of our executive officers in the following table.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  Mr. Sprowls, Ms. Tang and Ms. Farrow are also officers of each of our direct and indirect subsidiaries.  The age of each executive officer is current as of April 1, 2015.

EXECUTIVE EXPERIENCE TABLE

Name	Principal Occupation and Experience	Age	Held Current Position Since
Robert J. Sprowls	President and Chief Executive Officer	57	January 2009

Denise L. Kruger	Senior Vice President – Regulated Utilities of Golden State Water Company	51	January 2008

Eva G. Tang	Senior Vice President – Finance, Chief Financial Officer, Corporate Secretary and Treasurer	59	November 2008

Patrick R. Scanlon	Vice President –Water Operations of Golden State Water Company	57	January 2008

James C. Cotton, III	Senior Vice President and Procurement Officer of American States Utility Services, Inc. and its subsidiaries; Vice President – Contracts of American States Utility Services, Inc. and its subsidiaries from November 2012 to December 2014; Director of Contracts of American States Utility Services, Inc. and its subsidiaries from June 2008 to November 2012	41	December 2014

Gladys M. Farrow	Vice President – Finance, Treasurer and Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary of the other subsidiaries of American States Water Company	50	November 2008

James B. Gallagher	Vice President – Management Services of American States Utility Services, Inc. and its subsidiaries	60	October 2007

William C. Gedney	Vice President – Asset Management of Golden State Water Company	60	January 2008

Granville R. Hodges	Vice President – Operations of American States Utility Services, Inc. and its subsidiaries	55	January 2007

Bryan K. Switzer	Vice President – Regulatory Affairs of Golden State Water Company	58	September 2004

Compensation Discussion and Analysis

In this section, we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers and provide you with our assessment of our compensation program in 2014.  We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following this section and in the narrative discussion after each of these tables.

Total compensation of our named executive officers in 2014 was significantly impacted by a change in pension value assumptions under the Golden State Company Pension Plan, or pension plan, and the Supplemental Executive Retirement Plan or SERP.  Excluding the change in pension values,

Mr. Sprowls’ total compensation in 2014 increased by $207,045 due primarily to an increase in his “at-risk” related compensation (stock awards).  However, Mr. Sprowls’ total compensation, including the change in pension values, increased by $870,694 in 2014 including an increase of $663,649 in pension values even though we made no changes in the terms of our pension plan or supplemental retirement plan, and we have no non-qualified deferred compensation arrangements.  Approximately 65% of the $663,649 increase in the pension values for Mr. Sprowls was due to two external factors: the change in discount rates and the change in mortality rates.  The discount rates used to value pension benefits decreased by 85 basis points for the qualified pension plan and 90 basis points for the supplemental retirement plan as compared to the prior year.  This decrease in discount rate increased Mr. Sprowls’ pension values by $361,350. The mortality assumption was updated to reflect the recent release of new mortality tables by the Society of Actuaries projecting longer life expectancies.  This change in mortality table assumption increased Mr. Sprowls’ pension values by $68,403.  These changes in pension value assumptions also significantly impacted the total compensation of our other named executive officers in 2014.

Financial Highlights for Continuing Operations

We achieved

▪                 a total shareholder return, including reinvestment of dividends, of 34.7% in 2014 compared to 13.7% for the S&P 500(1)

▪                 5.6% annualized growth in revenue over the past 5 years,

▪                 15.8% annualized growth in net income over the past 5 years,

▪                 14.3% annualized growth in earnings per share over the past 5 years, and

▪                 10.5% annualized growth in dividends over the past 5 years.

The following table compares our cumulative total shareholder return for the five years ended December 31, 2014 to the cumulative total shareholder return for the same period of the S&P 500 and the members of our peer group described in this section under “Compensation Committee Process:”

(1)                   Copyright© S&P Capital IQ, a division of The McGraw-Hills Companies Inc.  All rights reserved.

Approach to Compensation

The compensation committee desires to implement the company’s executive compensation program in a manner that will enable the company to:

▪                 attract, retain and motivate talented and experienced executives,

▪                 provide fair, equitable and reasonable compensation to each executive officer,

▪                 reward job performance, and

▪                 further align the interests of our executive officers with that of our shareholders and customers.

Executive Compensation Practices at a Glance

	WHAT WE DO		WHAT WE DO NOT DO

✓

Pay for Performance: We link pay to performance and shareholder and customer interests by weighting total direct compensation to the achievement of a balanced mix of performance metrics established in advance by the compensation committee

		✗	No Employment Agreements: We do not have employment agreements with any of our executive officers

✓

Generally at least 50% of Long-Term Equity Awards are Performance-Based: At least 75% of long-term equity awards to the CEO since 2013 are in the form of performance shares tied to three-year performance objectives. Generally, at least 50% of long-term equity awards to regulated utility executive officers are in the form of performance shares tied to three-year performance objectives, and at least 60% of long-term equity awards to ASUS executive officers are in the form of performance shares tied to three-year performance objectives.

✗

No “Single Trigger” Cash Severance Payments or Tax Gross Ups: We do not have “single trigger” cash severance payments owing solely on account of the occurrence of a change of control event or provide tax gross ups

✓

Thoughtful Peer Group Analysis: The compensation committee reviews external market data when making compensation decisions and annually reviews our peer group with our independent compensation consultant

		✗	No Hedging in Company Securities: We have a policy prohibiting executives and directors from engaging in any hedging transaction with respect to company equity securities

✓	Compensation Risk Assessment: The compensation committee conducts an annual assessment of whether the company’s executive and broad-based compensation programs encourage excessive risk-taking	✗	No Pledging Company Securities: We have a policy prohibiting pledges of company securities by our executives and directors

✓

Stock Ownership Guidelines: Executives are subject to stock ownership guidelines equal to a multiple of their annual base salaries (3x for the CEO, 1.5x for senior vice presidents and 1x for vice presidents); directors are also subject to stock ownership guidelines and restrictions on sales of common shares until they own stock equal to 4x their annual cash retainer plus 1,000 additional shares after a person has been a director for at least three years (except that common shares may be transferred to meet applicable tax withholding requirement obligations)

		✗	No Repricing, Repurchasing or Discounting of Options: We do not reprice or repurchase underwater awards and we do not grant options at a discount to fair market value on the date of grant

✓

“Clawback” Policy: Our clawback policy provides for the recoupment of cash and stock incentive compensation from an executive officer if, as a result of a financial restatement, the compensation committee determines that the company would have paid the executive officer less than he or she was paid prior to the restatement

		✗	No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our annual cash incentive plan

2014 Pay Mix

The principal elements of our compensation program include a base salary, annual cash incentives, a portion of which is based on achieving financial, operational and customer service objectives during the year, and annual equity grants, a portion of which is based on achieving financial and operational performance objectives during a three year performance period.  We refer to these elements of compensation as total direct compensation.

The compensation committee set the target percentages set forth in the chart below for each component of total direct compensation in 2014, assuming that each named executive officer earned the aggregate target and will earn his or her performance stock awards at the target level following the end of the three year performance period.  As these charts show, approximately 60% and 40% of target total direct compensation (salary, bonus and equity) is variable (or “at-risk”) for our CEO and other named executive officers, respectively.

In determining the target percentages for each component of total direct compensation, the compensation committee considered the practices of our peer group, how well the company’s pay levels are aligned with performance compared to the company’s peer group, the views and practices of the California Public Utilities Commission, or CPUC, in setting rates, the practices of the two water utilities regulated by the CPUC that are members of our peer group, the preference of proxy advisory firms for significant portions of total direct compensation to consist of variable pay based on the satisfaction of objective performance targets and the prior year’s performance of the executive officer. The compensation committee also believes that it is important for more of the compensation of the chief executive officer to be dependent on performance than that of the other executive officers.

The mix of total direct compensation awarded in 2014 which will actually be received by an executive officer (which does not include the actuarial calculation of the change in pension value or other compensation shown in the Summary Compensation Table) may be different from the target mix depending upon, a variety of factors, the value of some of which cannot yet be determined.  The factors affecting actual total direct compensation awarded in 2014 that have not yet been determined include:

▪                 the company’s financial and operational performance for the period commencing January 1, 2014 and ending on December 31, 2016 with respect to the performance measures set forth in the executive’s performance stock award agreement;

▪                 the value of the company’s common shares upon the vesting of time vested restricted stock units awarded to the executive in 2014 and the value of dividend equivalent rights on dividends paid after 2014 on these restricted stock units;  no restricted stock units awarded to an executive in 2014 vested in 2014; and

▪                 the value of the company’s common shares following the determination in 2017 of the amount of common shares to be received by an executive based upon satisfaction of the objective performance criteria set forth in the performance stock award agreement and the time vesting of these awards, together with the value of any dividend equivalent rights thereon.

Alignment of CEO Pay with Performance

In the course of reviewing our overall executive compensation program for 2014, our consultants, (Pearl Meyer & Partners) reviewed the relationship between realizable total direct compensation of our CEO and our performance for the two three-year periods ended December 31, 2013 and December 31, 2014.  This review was conducted to assist the compensation committee in understanding the degree of alignment between realizable total direct compensation delivered to the CEO during the period and our performance relative to our peer group as identified below.  For purposes of this review, company performance is defined as total shareholder return (including reinvested dividends) over the respective three-year period.  Peer Group total direct realizable compensation is defined as the sum of:

▪                 Actual base salaries paid over the three-year period ending December 31, 2013;

▪                 Actual short-term incentives (bonuses) paid over the three-year period ending December 31, 2013;

▪                 “In-the-money” value as of December 31, 2013 of any stock options granted over the prior three-year period;

▪                 The value as of December 31, 2013 of any restricted shares or restricted stock units granted over the prior three-year period; and

▪                 Payouts of cash-based long-term incentive awards and the value as of December 31, 2013 of any performance shares earned over the three-year period.

As a second comparison, we also reviewed the company’s CEO’s pay for performance using realizable pay from January 1, 2012 to December 31, 2014 compared to total shareholder return (including reinvested dividends) over the same period.  Pay is based on the period 2012 and 2013 with an estimate of 2014 equal to 2013 for our peers since 2014 pay information for most of our peers was not available at the time of this analysis.

The following chart illustrates the pay for performance analysis of our CEO using realizable pay relative to our peer group for 2013 and illustrates our realizable pay and performance for 2014.  For both periods, the company’s total shareholder return (including reinvestment of dividends) rank was at the 100th percentile, in both periods, and our CEO’s realizable pay rank was at the 54th percentile.

In both cases, our CEO’s realizable compensation rank was below the percentile rank of our performance, indicating a strong correlation between realizable compensation and performance.  The compensation committee believes this demonstrates an appropriate alignment between our compensation program outcomes and company performance.

Changes in our Compensation Program

As a result of our annual reviews of our compensation programs in 2014 and 2015, the compensation committee made the following significant changes in our executive compensation programs:

▪                 approved an amendment to the 2008 plan to prohibit the repurchase of options granted under the plan after the effective date of the amendment,

▪               adopted a formal policy prohibiting officers and directors, effective March 18, 2014, from entering into hedging or monetization transactions involving our common shares and holding our common shares in a margin account,

▪               adopted a formal policy prohibiting officers and directors, effective March 18, 2014, from pledging our common shares as collateral for a loan,

▪                 approved the elimination of the gross up for excise taxes pursuant to Section 280G of the Internal Revenue Code in the change in control agreement and equity award agreements provided to senior executives, and

▪                 approved the elimination of the single trigger provision on the acceleration of vesting on equity following a change in control under the change in control agreements and equity award agreements.  The revised agreements include a double trigger requirement on vesting of equity where both events have to occur before the equity vests: (1) a change in control event occurs, and (2) the officer is terminated or leaves for “Good Reason” (e.g., cut in pay, responsibilities, etc.), each within two years after the change in control event occurs.

In May 2014, our shareholders cast an advisory vote approving the compensation of our named executive officers, as disclosed in our 2014 proxy statement.  Approximately 96.4% of the votes cast for or against this matter supported our 2014 “say-on-pay” proposal, which was an increase in the favorable vote over the vote in 2013.  Abstentions were not counted as a vote either for or against this proposal.  The compensation committee considered this result when making changes to its compensation program.

Compensation Committee Process

The compensation committee annually reviews our executive compensation program in order to assess whether the program continues to meet the objectives of the program.  The compensation committee typically engages a compensation consultant to assist the committee.

The compensation committee engaged Pearl Meyer & Partners in August 2011 as a compensation consultant to the committee.  The committee extended this engagement in 2012, 2013 and 2014.  Pearl Meyer & Partners provided the compensation committee with information regarding the compensation programs of the following group of companies selected by Pearl Meyers & Partners, after consultation with management, and approved by the compensation committee:

ALLETE, Inc.	Northwest Natural Gas Company
Aqua America, Inc.	SJW Corp
California Water Service Group	South Jersey Industries, Inc.
Chesapeake Utilities Corporation	The Empire District Electric Company
El Paso Electric Company	UIL Holdings Corporation
ITC Holdings Corporation	Unitil Corporation
MGE Energy, Inc.

Owing to the limited number of similarly sized water utilities, peer companies were selected based on similarity in industry (water, gas and electric utilities) and size (annual revenues between $100 million and $1 billion).  The compensation committee considered compensation information for this same group of companies during the past three years with the exception of ALLETE, Inc., El Paso Electric Company and Northwest Natural Gas Company, which were added to the peer group in 2012, and Central Vermont Public Service Corporation which was eliminated in June 2012 due to its acquisition by Green Mountain Power Corporation.  Three members of the peer group are in the water industry, two of which are also regulated by the CPUC, the regulator of the company’s principal subsidiary.  The compensation committee often gives greater weight to the practices of the two CPUC-regulated companies since the company competes with these companies for executive talent and is subject to similar regulatory oversight.  In addition, the compensation committee believes that the financial and operational performance of these companies and the compensation programs of these companies are particularly relevant since the ability of these companies to earn their authorized rate of return and to obtain rate adjustments for changes in employee compensation are also affected to some extent by the rules, regulations and practices of the CPUC.  These companies are, to some extent, also affected by the same weather, climate and economic conditions as the company.  All of the other companies are utilities or utility holding companies.

Pearl Meyer & Partners also provided the compensation committee in January 2014 with its competitive assessment of the company’s executive compensation program based on information derived by Pearl Meyer & Partners from four different general market surveys, the Towers Watson-2013 Management Compensation Survey (all industries) and three confidential/proprietary general industry surveys.  The competitive assessment was summary in nature, did not identify any particular company and did not contain any information regarding the compensation program of any particular company.  Accordingly, the compensation committee did not consider the compensation practice of any particular company, other than the compensation practices of members of the peer group, in designing any of the company’s compensation plans.

Pearl Meyer & Partners noted in the competitive assessment provided to the compensation committee that, in the aggregate, the total direct compensation of the executive officers of the company was slightly below the 50th market percentile and that the company’s relative performance significantly exceeds the company’s relative realizable pay rank as measured against its peers for the 2011-2013 period.  Pearl Meyer & Partners also noted in the competitive assessment that the company’s target long-term incentive grants were between the 25th and 50th percentile, with variation by executive, and that the total cash compensation paid by the company was close to the 50th percentile.

In addition to the information provided by Pearl Meyer & Partners, the compensation committee considered:

▪                 recommendations of management regarding changes that the compensation committee may wish to consider in the company’s compensation program,

▪                 the chief executive officer’s subjective assessment of the company’s performance and the performance of individual executive officers,

▪                 the recommendations of the chief executive officer for adjustments in the base salary and incentive compensation of other executive officers and managers,

▪                 compensation increases authorized by the CPUC in rate cases of the company’s principal subsidiary, GSWC,

▪                 a subjective assessment by individual directors of the company’s performance and the performance of the chief executive officer and other members of the management team,

▪                 a subjective assessment of whether the company’s compensation program properly incents management,

▪                 objective measures of the company’s financial, operational and customer service performance established in the company’s short-term incentive program,

▪                 objective measures of the company’s financial performance used in establishing performance criteria for performance stock awards under the 2008 plan,

▪                 the views of proxy advisory firms, and

▪                 the views of the CPUC regarding the company’s compensation programs or practices, to the extent known.

Independence Assessment – Compensation Committee Consultant

In 2014, as required by rules adopted by the Securities and Exchange Commission under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the compensation committee selected Pearl Meyer & Partners to continue to serve as its independent compensation consultant after assessing the firm’s independence and concluded that no conflicts of interest existed between the company and Pearl Meyer & Partners (or any individuals working on the company’s account on behalf of Pearl Meyer & Partners).  We provide additional information regarding this assessment under “Compensation Committee - Is our compensation consultant independent?”

Risk Considerations

In establishing and reviewing the company’s compensation program, the compensation committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not.  Base salaries, which constitute the largest component of total direct compensation for all employees of the company, are fixed in amount and thus do not encourage excessive risk taking.

The compensation committee considers a variety of factors in awarding additional cash compensation based on the performance of its executive officers, including factors based on earnings performance, customer satisfaction, capital improvements, improvements in operations and internal accounting controls.  The committee believes that, as a result of this mix of factors, the company’s short-term cash incentive program appropriately balances risk and the committee’s desire to compensate executives for accomplishments that are important to the company’s customers and shareholders.

The compensation committee also makes awards of restricted stock units and performance stock to executive officers.  Restricted stock units and performance stock awards granted after 2013 vest at the rate of 33% in the first year, 33% in the second year and 34% in the third year and, with respect to performance stock awards, provide for determination of whether the performance criteria have been satisfied after the end of a three year performance period, subject to limited exceptions.  In addition, we may not repurchase any options granted to any executive officers or managers after March 18, 2014 or reprice any options awarded to any executive officer or manager under our 2008 plan.  The compensation committee believes that these features of our equity plans further discourage excess risk-taking by executives.  In addition, the vesting schedule serves as a retention vehicle for executive officers and managers.

In order to mitigate risks that may be associated with performance-based compensation, the compensation committee maintains a clawback policy to recoup cash and equity performance-based compensation payments if:

▪                 we calculated the amount of the compensation based on achieving financial results that were subsequently subject to an accounting restatement due to material noncompliance with a financial reporting requirement under the securities laws,

▪                 we identified the need for the accounting restatement within three years after the date of the filing of financial results that were subsequently restated, and

▪                 we would have paid a lesser amount to the executive officer based on the restated financial results.

All awards made to executives under our 2008 stock incentive plan after December 31, 2010 and all awards made under our short-term cash incentive plan are subject to this policy and any rights to repayment that the company may have under Section 304 of the Sarbanes-Oxley Act of 2002 and other applicable laws.

We adopted a policy that prohibits the hedging of the risks of economic ownership of our common shares and the pledging of our common shares by officers and directors in March 2014.  Each of our officers and directors has represented to us that he or she has not purchased any financial instrument in 2014 or 2015 designed to hedge or offset any decrease in the market value of any company common shares held, directly or indirectly, by such officer or director or pledged any of our common shares.  We also previously requested each officer and director to inform the company whether he or she had engaged in any hedging activities or pledged any of our common shares.  To date, no officer or director has informed the company that he or she has engaged in any such activities.

In addition to establishing and reviewing our compensation program, the compensation committee also examines the pay practices and policies relating to all employees of the company.  On the basis of this examination, the compensation committee has concluded that our pay practices and policies do not appear to involve risks that could have a material adverse effect on us.

Elements of Executive Compensation

Our compensation program consists of base salary, short-term cash incentives, stock awards, retirement benefits, severance arrangements and welfare and other benefits and perquisites.  We discuss each of these elements in more detail below.  The compensation committee considers each of these elements independently before assessing whether its overall compensation program is competitive with that of its peer group and other companies with which the company competes for executive talent.

Base Salary

We pay a base salary in order to enable us to attract and retain talented executive officers and to provide a fixed base of compensation commensurate with the individual responsibilities, performance and experience of each of our executives.

The compensation committee considered the following factors in making adjustments to the base salaries of individual executive officers in 2014:

▪                 the competitiveness of our compensation of each executive officer compared to executive officers of our peer group in comparable positions,

▪                 the desire to compensate executives in comparable positions in a similar manner; in 2014, Robert Sprowls was our chief executive officer; Denise Kruger, McClellan Harris III and Eva Tang were senior vice presidents; and Patrick Scanlon was a vice president,

▪                 a subjective assessment of each executive’s performance during 2013, including his or her performance in the areas of our business over which he or she had individual responsibility, and

▪                 a review of the company’s financial performance and management’s accomplishments during 2013.

After consideration of the factors described above, the compensation committee increased the base salary of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon by 3.17%, 3.91%, 3.01%, 4.11% and 3.50%, respectively, in January 2014.

Short-Term Cash Incentives

We adopted a short-term cash performance incentive plan in order to motivate executives who participate in the plan to maximize our performance from a financial, operations and customer service perspective.  We also from time to time approve short-term cash incentives for specified executives based on objective criteria that were not included in the short-term cash performance incentive plan, referred to herein as the other objective criteria.  We believe that the performance incentives set forth in our annual short-term cash incentive programs will permit us to meet our objectives.  Our customers and shareholders benefit if we achieve our customer service objectives.  Our customers and shareholders also benefit if we are able to attract capital at a lower cost as the result of improved financial performance.

In March 2014, the compensation committee approved a short-term incentive program which gave each named executive officer the opportunity to receive:

▪                 80% of each executive’s target bonus under the performance incentive plan based on achieving objective performance criteria in 2014,

▪                 20% of each executive’s target bonus based on the subjective assessment by the compensation committee of the executive officer’s performance in 2014 following the end of the year.  In making this subjective assessment, the compensation committee took into account the recommendations of the chief executive officer based on his subjective assessment of the performance of the other executive officers and a subjective assessment of the performance of each executive officer by other members of the board.

The compensation committee increased the target aggregate bonus for Mr. Sprowls under this program by 10% over his percentage of base salary in 2013, by 3.5% over the percentage of base salary in 2013 for Ms. Kruger, Mr. Harris and Ms. Tang, and by 3.0% over the percentage of base salary in 2013 for each of the other executive officers.  The compensation committee may, in its discretion, reduce an award below the level earned for each of the criteria or upon the failure to satisfy other objective criteria, but, may not in any event, increase the amount of the bonus above the level specified for that criteria.  Mr. Harris was not entitled to receive a bonus under this program in 2014 since he was not an employee of the company in 2015 when the bonuses were paid out.  Detailed information regarding the objective criteria selected by the compensation committee for these awards can be found under “How were certain of our executive officers compensated in 2014 - “Non-Equity Incentive Compensation.”

The compensation committee recognizes that our financial performance is dependent upon a number of factors beyond the immediate control of management, such as weather, water quality and water supply.  As a result, the pay-out structure includes a discretionary bonus component based on a subjective assessment of the performance of each executive officer by the compensation committee after the end of the year.

Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon earned 80.1%, 68.8%, 80.1%, and 68.8%, of the target aggregate bonus as a result of satisfying the objective criteria set for that executive officer, respectively. Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon will receive $312,390, $74,432, $84,420, and $45,874, respectively, in April 2015 with respect to the awards based on these criteria.

Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon earned 28.2%, 28.0%, 28.0%, and 25.0% of the aggregate target bonus as a result of the discretionary award for that executive officer, respectively. Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon will receive $110,000, $30,292, $29,510, and $16,669, respectively, in April 2015 with respect to these discretionary bonus awards.

In Proposal 2, we are asking our shareholders to approve an amendment and extension of our performance incentive plan in order to enable us to continue to provide each of our executive officers short-term cash incentives that are performance-based under Section 162(m) of the Internal Revenue Code.

Equity Awards

In order to promote internal pay equity, it is the practice of the compensation committee generally to grant the same amount of equity awards to each senior vice president and the same amount of equity awards to each vice president.  The chief executive officer generally receives a higher equity award than the amounts granted to other officers.

The compensation committee considered the following factors in determining the amount and type of equity awards to be made to the chief executive officer, senior vice presidents and vice presidents in 2014:

▪                 the past practices of the committee in awarding equity, and

▪                 the market survey prepared by Pearl Meyer & Partners which indicated that the company’s long-term incentives were below average compared to that of our peer group and consisted of a mixture of time vested equity awards and performance stock awards.

The compensation committee recommended that all equity awards to executive officers in 2013 and 2014 be granted through a combination of time vested restricted stock units and performance stock awards in the form of restricted stock units, rather than in all time vested restricted stock units, in order to base a higher portion of compensation on achieving objective performance goals as set forth by the compensation committee.  Information regarding the objective performance goals can be found under “How were certain of our executive officers compensated in 2014 - “Equity Compensation” and “Grants of Plan-Based Awards in 2014.”

In January 2014, the compensation committee decided to increase the target value of equity awards to executives in order to increase the amount of the company’s long-term incentives paid to executives to a level closer to that of members of our peer group.  Approximately 50% of the value of equity awards to Ms. Tang and 60% of the value of equity awards to Mr. Harris are subject to the satisfaction of performance conditions.  Approximately 42% of the value of equity awards to Ms. Kruger and Mr. Scanlon were subject to the satisfaction of performance conditions.  The percentage of the equity awards based on satisfaction of performance conditions was lower for Ms. Kruger and Mr. Scanlon due to an increase in the amount of their time vested restricted stock units over that of other executive officers in order to provide additional compensation to them for favorably resolving well contamination issues in the company’s Hawthorne, California system in 2013.  The compensation committee also concluded that more of Mr. Sprowls’ equity awards should be based upon the satisfaction of performance conditions than was the case with the other executive officers, with 75% of the value of his awards subject to performance conditions. The compensation committee determined the amount of these equity awards on the basis of the average closing price of the company’s common shares for the thirty days ending on the date preceding the date that the compensation committee resolutions were presented for approval by the committee.

Each equity award granted in 2014 vests over a three-year period, provided that, with respect to performance stock awards the performance criteria have been satisfied at the end of the three-year performance period.  The compensation committee believes that granting equity awards with three-year vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the company’s long-term business objectives and stock performance.

Each time vested restricted stock unit and performance stock award was granted with dividend equivalent rights to the extent the employee vests in the underlying restricted stock unit or performance stock award.  The compensation committee believes that granting stock units with dividend equivalent rights helps align the interests of the named executive officers with the interests of the shareholders of a utility holding company who, in many cases, purchase and retain the stock of the holding company based on the amount of dividends that the holding company consistently pays.  Dividends have also historically been an important component of our total shareholder return.

The number of restricted stock units accumulated for each executive officer pursuant to dividend equivalent rights on time vested restricted stock units prior to vesting and payout of restricted stock units granted to each executive officer was 366.2, 171.5, 172.7, 152.6, 136.2 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively, in 2014.  No restricted stock units granted in 2014 were paid out to any executive officer in 2014 since none of the restricted units awarded in 2014 vested in 2014.

The number of restricted stock units accumulated for the executive officer pursuant to dividend equivalents rights on performance stock awards granted to each executive officer prior to payout of the awards was 913.4, 104.1, 114.3, 104.1 and 81.1 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  A portion of these restricted stock units accumulated for, and not paid to, Mr. Sprowls relate to the performance stock granted to him in 2012 that has not vested.  The remainder of the restricted stock units accumulated for, and not paid out to, Mr. Sprowls and the other executive officers relate to the performance stock granted to each executive in 2013 and 2014 since the performance conditions for earning these awards have not yet been satisfied.

Upon occurrence of a change in control event followed by either (a) termination of an executive’s employment (other than for cause, death or disability) or (b) termination by the executive of employment for good reason, in each case, within two years following the change in control event, each restricted stock unit and performance stock award will immediately vest free of restrictions. The compensation committee believes that the vesting of equity awards permits executives whose employment will be terminated as a result of the change in control to share in the value that they created for shareholders at the same time that the shareholders recognize that value upon a change in control. The performance period under the performance stock awards will also end and the performance criteria will be adjusted to account for the shortened performance period as provided in the performance stock award agreements.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code, we may generally only deduct up to $1,000,000 of the compensation paid to a named executive officer, unless the compensation is performance-based and has been paid pursuant to a plan approved by shareholders. The performance incentive plan was approved by shareholders at our annual meeting in 2010 and the addition of performance stock awards to our 2008 plan was approved by shareholders at our annual meeting in 2012.  We intend the objective bonuses paid to our executive officers under the short-term cash incentive plan and the performance stock awards to qualify as performance-based within the meaning of Section 162(m).  The portion of objective bonuses paid to each of the executive officers that were based on the satisfaction of the other objective criteria do not qualify as performance-based compensation within the meaning of Section 162(m).  From time to time, the compensation committee may approve compensation of an executive officer that exceeds the limitations set forth in Section 162(m).

Retirement Benefits

We provide retirement benefits that we believe are comparable to the benefits provided by other members of our peer group in order to attract, retain and motivate talented and experienced executives.  Our retirement benefit programs are also intended to provide fair, equitable and reasonable compensation to our executive officers and to assist in the retention of our executive officers.  The change in the pension value of each executive officer may, however, differ markedly from that of members of our peer group due to differences in the age and time of service of the executive officers of the company compared to that of executives in comparable positions in members of our peer group.  Changes in pension value also differ by executive due to differences in cash compensation, the age of the executive and the number of years of service with the company.

Severance Arrangements

We do not have any employment agreements with any of our executive officers.  We do, however, have change in control agreements with each of our executive officers which provide for certain benefits in the event of a change in control if either the executive officer’s employment is terminated (other than for cause, death or disability) or the executive terminates employment for good reason, in each case within two years following the change in control event.  These change in control agreements replace change in control agreements that were negotiated with management in 1999.

The compensation committee believes that the change in control agreements provide management with benefits comparable to those provided by other members of our peer group and other public utilities in California with whom we compete.  The compensation committee also believes that the change in control agreements provide appropriate incentives to management to remain with the company in the event of a potential change in control.

We made a severance payment to Mr. Harris of $40,000 pursuant to the terms of a separation agreement executed in November 2014 in connection with his retirement on November 21, 2014 in exchange for a general release of claims against the company.

Welfare and Other Benefits and Perquisites

We provide welfare and other benefits that we believe are comparable to the benefits provided by other members of our peer group and other perquisites that we believe are reasonable to attract, retain and motivate talented and experienced executives.  Except as described under “How were certain officers compensated in 2014?” and in this section, we provide the same benefits to executive officers as we provide to other employees of the company.

Stock Ownership Guidelines

We have requested each of our executive officers to own common shares, restricted stock units, and other equity equivalents, including common shares held in our 401(k) plan, equal in value to:

▪                 3.0 times his salary for Mr. Sprowls, as the chief executive officer,

▪                 1.5 times her salary for Ms. Kruger and Ms. Tang who are senior vice presidents, and

▪                 One time his annual salary for Mr. Scanlon, who is a vice president.

We do not consider unexercised stock options to be equity equivalents of our common shares for this purpose.  We have asked each executive officer, other than Mr. Sprowls, to satisfy these guidelines by the later of May 2012 or five years after his or her appointment to the position of senior vice president or vice president.

The board increased the stock ownership guidelines applicable to Mr. Sprowls from 2.5 times his salary to 3.0 times his salary in February 2012.  As a result of the increase in his guidelines, we asked Mr. Sprowls to satisfy these guidelines by January 1, 2015.

We consider these guidelines to have been satisfied once the minimum ownership requirements are met regardless of subsequent changes in the market value of our common shares.  Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon currently satisfy these guidelines.

The nominating and governance committee may suspend or adjust these guidelines if they determine that the required holding of any executive officer is unduly burdensome by reason of personal circumstances affecting an executive officer or is the result of recent significant changes in the compensation of the executive officer.  We have exempted Ms. Farrow, a vice president of the company, from compliance with these stock ownership guidelines since she is prohibited by the auditor independence rules of PricewaterhouseCoopers LLP, our independent public accounting firm, from owning any of our common shares.  Ms. Farrow’s husband is an employee of PricewaterhouseCoopers, but is not involved in any manner in auditing our financial statements or otherwise providing any services to us.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  On the basis of this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Form 10-K for the year ended December 31, 2014 by incorporation by reference to this proxy statement.

This report is submitted by:

James L. Anderson, Chair

Diana M. Bontá, Member

Anne M. Holloway, Member

James F. McNulty, Member

How were certain of our executive officers compensated in 2014?

We compensated each of our most highly compensated executive officers in 2014 as more particularly described below.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  We also reimbursed each of these executive officers for expenses incurred in the performance of his or her duties as an executive officer.

SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen -sation ($)(7)	Total ($)	Total Excluding Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)(8)

Robert J. Sprowls President and Chief Executive Officer	2014 2013 2012	$649,462 628,800 577,462	$ 110,000 110,250 100,307	$658,682 501,986 451,240	$312,390 281,610 299,693	$995,927 332,278 462,840	$14,722 15,565 14,257	$2,741,183 1,870,489 1,905,799	$1,745,256 1,538,211 1,442,959

Denise L. Kruger Senior Vice President, Regulated Utilities of Golden State Water Company	2014 2013 2012	379,215 364,995 351,856	30,292 22,831 22,006	142,636 111,856 103,104	74,432 84,750 92,514	$709,424 - 363,741	18,578 18,323 18,612	1,354,577 602,755 951,833	645,153 602,755 588,092

McClellan Harris III Senior Vice President and Assistant Secretary of American States Utility Services, Inc.	2014 2013 2012	337,464 354,905 342,161	- 19,536 29,960	122,398 154,936 103,104	- 69,619 86,798	464,654 137,041 505,153	303,224 17,134 16,439	1,227,740 753,171 1,083,615	763,086 616,130 578,462

Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	2014 2013 2012	369,408 354,905 341,969	29,510 24,864 23,968	121,440 111,856 103,104	84,420 79,387 88,767	733,324 201,011 410,672	16,702 17,568 17,058	1,354,804 789,591 985,538	621,480 588,580 574,866

Patrick R. Scanlon Vice President of Water Operations of Golden State Water Company	2014 2013 2012	289,638 279,867 269,800	16,669 14,005 13,500	113,518 87,336 81,443	45,874 51,987 56,754	586,180 14,332 339,864	17,421 17,170 15,765	1,069,300 464,697 777,126	483,120 450,365 437,262

(1)                                      We did not grant any stock option awards during the past three years.

(2)                                      This column sets forth the amount paid to each named executive officer during the calendar year based on 26 pay periods.

(3)                                      The amounts paid to a named executive officer as a discretionary bonus for 2012, 2013 and 2014 under the short-term cash incentive plan.

(4)                                      This column sets forth the aggregate grant date fair value of the awards, including the fair value of dividend equivalent rights, computed in accordance with FASB’s accounting guidance ASC Topic 718, rather than the amounts recognized on our financial statements, which is based on vesting.  We provide information regarding the assumptions used in the calculation of the value of these awards in Note 12 to our audited financial statements for the year ended December 31, 2014 in our Form 10-K filed with the SEC.  None of our named executive officers forfeited any stock awards in 2014.  Stock awards consist of time vested restricted stock units and performance stock awards in the form of restricted stock units.  For the performance stock awards subject to performance conditions that have not been satisfied, we assumed that each executive officer would earn performance stock awards at the target level.  If each executive officer were instead to earn performance stock awards at the maximum level, the grant date fair value of stock awards granted to Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon in 2014 would be $963,860, $180,103, $186,411, $158,908 and $142,832 respectively.  A portion of the maximum value includes the dividend equivalent rights on the 2013 and 2014 performance stock awards.  We granted performance stock awards to Mr. Sprowls in 2012 with a grant date fair value of $217,145.  These awards are included in the calculation of stock awards for 2012 since the compensation committee determined in March 2013 that the performance conditions set forth in his 2012 award agreement had been satisfied.  We did not grant any performance stock awards to any other executive officer in 2012.

(5)                                      Each named executive officer received non-equity incentive compensation based upon a percentage of base salary and  satisfaction of performance criteria under the short-term cash incentive programs approved by the compensation committee.

(6)                                      This column sets forth the sum of the change in the value of the pension plan and the supplemental retirement plan for each of the named executive officers.  The change in the pension value under the Golden State Water Company Pension Plan, or pension plan, for 2014, was $121,590, $243,659, $75,018, $227,493 and $331,752 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  The change in the pension value under the supplemental retirement plan for 2014 was $874,337, $465,765, $389,636, $505,831 and $254,428 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  Mr. Harris retired on November 21, 2014.  He deferred the receipt of his benefits under the company’s pension plan to January 1, 2015.  His supplemental executive retirement plan benefits were deferred to June 1, 2015 due to Section 409(a) of the Internal Revenue Code. See the Pension Benefits Table for additional information regarding the retirement age assumptions used in making these calculations.  We provide additional information regarding the assumptions used to calculate the change in pension value in Note 11 to our audited financial statements in our Form 10-K for the year ended December 31, 2014.  We do not have any non-qualified deferred compensation plans.

(7)                                      We provide information on the amount and types of benefits included under the heading “All Other Compensation” in the table below.

(8)                                      This column sets forth total compensation for each named executive officer excluding the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, which increased significantly in 2014 as compared to 2013 even though there were no changes made to the pension plan or the supplemental retirement plan.  The increase was due, in large part, to two external factors: the change in discount rates and the change in mortality rates.  The discount rates used to value pension benefits decreased by 85 basis points for the qualified pension plan and 90 basis points for the supplemental retirement plan as compared to the prior year.  The mortality assumption was updated to reflect the recent release of new mortality tables by the Society of Actuaries projecting longer life expectancies.  The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are calculated based on assumptions used in preparing the company’s audited financial statements, and may fluctuate significantly in a given year depending on a number of factors including changes in these actuarial assumptions.

_________________________

The following table provides information regarding the amount and types of benefits included under the heading “All Other Compensation” in the previous table.

ALL OTHER COMPENSATION

Name	Year	Employer 401(k) Matching Contribution ($)	Insurance ($)(1)	Personal Use of Company Car ($)(2)	Other Compen- sation ($)(3)	Separation Payments ($)(4)	Total All Other Compen- sation ($)
Robert J. Sprowls	2014 2013 2012	$11,700 11,475 11,250	$323 305 299	$2,021 2,210 2,418	$678 1,575 290	$- - -	$14,722 15,565 14,257

Denise L. Kruger	2014 2013 2012	11,700 11,475 11,250	323 305 299	6,377 5,502 6,026	178 1,041 1,037	- - -	18,578 18,323 18,612

McClellan Harris III	2014 2013 2012	11,700 11,475 11,250	323 305 299	11,451 4,896 4,376	- 458 514	279,750 - -	303,224 17,134 16,439

Eva G. Tang	2014 2013 2012	11,700 11,475 11,250	323 305 299	4,501 5,064 5,337	178 724 172	- - -	16,702 17,568 17,058

Patrick R. Scanlon	2014 2013 2012	11,700 11,475 11,250	323 305 299	3,470 5,212 4,044	1,928 178 172	- - -	17,421 17,170 15,765

(1)                                      We provide group term life insurance to each of our employees and their families.  In the event of the death of an employee or a family member, his or her beneficiary is entitled to receive up to $50,000 under the group life insurance policy.  We also provide each employee with $50,000 of accidental death and dismemberment insurance, which pays additional benefits if an employee suffers a covered accidental loss resulting in death, dismemberment or paralysis.  The cost of $193 was equally allocated to each of our employees, including the executive officers.  In addition, we provide our board members and executive officers a blanket accident insurance policy.  The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company.  We allocated one—third of the premium of $7,786 (three-year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $130 per person in 2014, $112 in 2013 and $106 in 2012.

(2)                                      The value is based on an estimate of the aggregate incremental costs incurred by us for the personal use of company-provided automobiles by each of our named executive officers.  Mr. Harris purchased the company car that he used from the company in 2014 at the dealer trade-in price as shown in the Kelley Blue Book as adjusted for differences in mileage.  As a result, the value for Mr. Harris in 2014 also includes an amount equal to the difference between the dealer trade-in price and the buy from dealer price as shown in the Kelley Blue Book, as adjusted for differences in mileage.

(3)                                   We paid a holiday bonus in 2014 of $178 to each of our active employees, including our named executive officers.  Mr. Harris retired on November 21, 2014 and did not receive the holiday bonus.  In addition, we paid Mr. Sprowls $500 on his tenth anniversary with us and Mr. Scanlon $1,750 on his thirty-fifth anniversary with us pursuant to our anniversary grant program for all employees.   We also reimburse our CEO and senior vice presidents for the costs of participating in a biannual health examination.  Mr. Sprowls, Ms. Kruger, and Ms. Tang received reimbursement of $1,283, $863 and $546, respectively, for their 2013 incurred biannual health reimbursement in 2014.  None of the named executive officers received reimbursement for these expenses in 2012 or 2013.

(4)                                      All employees are entitled to a cash payment for their unused accrued vacation days based on their then current salary upon termination of employment as required by California law.  Mr. Harris received $239,750 upon termination of his employment on November 21, 2014.  Mr. Harris also received a separation payment pursuant to the terms of a Separation Agreement and General Release of Claims executed in November 2014 in the amount of $40,000.

_________________________

Equity Compensation

During each of the last three years, we granted time vested restricted stock units to each of our executive officers.  Each of these time vested restricted stock units are payable at the rate of 33% one year after the grant date, 33% two years after the grant date and 34% three years after the grant date.  However, if the executive’s employment terminates as a result of death or disability, all of his or her restricted stock units vest on the termination date, and the common shares will be delivered to the executive or his or her personal representative or beneficiary within 60 days following termination of employment.  If an executive’s restricted stock units vest as a result of termination of employment (other than for cause) following a change in control or the executive’s age and years of employment is equal to or greater than 75, the executive’s common shares will be delivered in accordance with the installment vesting schedule in the stock award agreement or, if earlier, within 60 days following termination of employment, subject to any required delay for specified employees under Section 409A of the Internal Revenue Code.

All of the restricted stock unit awards granted to Mr. Harris, Mr. Scanlon and Ms. Tang are vested pursuant to the Rule of 75.  Mr. Scanlon and Ms. Tang may not, however, receive any common shares in exchange for these restricted stock units prior to the date that the restricted stock unit vests absent retirement, death, disability or a termination of employment (other than for cause) following a change in control.  Pursuant to Section 409(a), Mr. Harris is entitled to receive all of his vested restricted stock units on May 21, 2015 as a result of his retirement in November 2014.

We awarded our president and chief executive officer performance stock awards in 2012 in the form of restricted stock units that vest at the rate of 33% on March 15, 2013, 33% on February 14, 2014 and 34% on February 14, 2015, provided that the net earnings of the company for the period commencing April 1, 2012 and ending on December 31, 2012 were at least $17,555,475.  The compensation committee determined on March 13, 2013 that this performance condition had been satisfied.

In 2013 and 2014, we awarded each of our executive officers performance stock awards in the form of restricted stock units that vest at the rate of 33% one year after the grant date, 33% two years after the grant date and 34% three years after the grant date, subject to the satisfaction of the performance conditions set forth in the award agreement.  All of the performance stock awards granted to Mr. Harris,

Mr. Scanlon and Ms. Tang are vested pursuant to the Rule of 75, subject to the satisfaction of the performance conditions set forth in the award agreement.  None of the performance conditions have yet been satisfied for any of these performance stock awards.

Information regarding the performance conditions applicable to the awards granted in 2014 is set forth following the “Grants of Plan-Based Awards” table.  Three of the performance criteria used in setting the 2014 stock awards, the total shareholder return, the ASUS cumulative net earnings and the GSWC aggregate operating expense controls, were also used in setting the 2013 performance stock awards.  The target levels for two of these criteria, the total shareholder return and the ASUS cumulative net earnings, in the 2013 stock awards were the same as the target levels for the 2014 awards.  Information regarding the performance goals for each of these performance criteria for performance stock awards granted in 2014 can be found under “What plan-based awards did we make to these executive officers in 2014?”  The table presented below sets forth the target level for the aggregate GSWC operating expense controls in the 2013 stock awards:

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR GSWC
OPERATING EXPENSE CONTROLS(1)

Aggregate GSWC Operating Expense Level	Payout as a Percentage of Target
<$273.5 million	150%
>$273.5 million and <$279 million	125%
>$279 million and <$300 million	100%
>$300 million and <$305.5 million	50%
>$305.5 million	0%

(1) The aggregate GSWC operating expense level criteria refers to the cumulative operating expenses of the water segment of GSWC as reported in the company’s Form 10-K during the performance period, as adjusted to remove (i) water supply, depreciation and amortization and maintenance expenses, (ii) public relations, legal and other professional services expenses applicable to defending GSWC from condemnation actions, (iii) costs of defense, cost of settlement and judgments incurred in connection with claims arising from perchlorate contamination in the Barstow service area, and any other costs of defense, settlement and judgments which are incurred in connection with claims determined by the compensation committee to be extraordinary events, (iv) write-offs associated with decisions of the California Public Utilities Commission applicable to the company’s financial statements, and (v) gross-up of certain surcharges authorized by the California Public Utilities Commission to recover previously incurred costs recorded pursuant to generally accepted accounting principles.

We also awarded each of our executive officers restricted stock units in an amount equal to the quarterly cash dividends payable on our common shares times the number of restricted stock units granted to the executive officer, but not yet payable pursuant to the terms of his or her restricted stock unit or performance stock award agreement divided by the closing price of our common shares on the dividend payment date as provided in the 2008 plan.  We refer to these types of awards as dividend equivalent rights.  The value of dividend equivalent rights is included in the “Stock Awards” column in the Summary Compensation Table.  Restricted stock units awarded pursuant to dividend equivalent rights vest and are payable on the same basis as the underlying restricted stock units on which these restricted stock units were earned.

Non-Equity Incentive Compensation

During the past three years, each of our executive officers, other than Mr. Harris, received short-term cash incentive awards based upon achieving objective financial, operations and customer service performance goals set at target, threshold and maximum levels under our short-term cash incentive program.  The objective bonus of each executive officer is determined on the basis of pay-out percentages established by the compensation committee in March of each year for each performance measure.  The performance measures and payout percentages vary depending upon whether the executive is an administrative officer of GSWC, an operations officer of GSWC or an officer of ASUS.  Mr. Sprowls and Ms. Tang are administrative officers of GSWC.  Ms. Kruger and Mr. Scanlon are operations officers of

GSWC.  Mr. Harris was an officer of ASUS and retired on November 21, 2014.  As a result, he was not entitled to receive a short-term cash incentive award for 2014.

In addition, each executive officer is granted a discretionary bonus based upon a subjective assessment of the individual performance of each executive officer by the compensation committee.  Eighty percent of the aggregate target bonus is based upon satisfaction of the performance goals set forth below and 20% of the aggregate target bonus is based upon the subjective assessment of individual performance by the compensation committee.  The amount of the bonus for 2014 based upon the objective performance criteria set forth below is set forth in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.  The amount of the discretionary bonus for 2014 is disclosed in the Bonus column in the Summary Compensation Table.  Mr. Harris did not receive a discretionary bonus for 2014 due to his retirement in November 2014.

The compensation committee determined the target aggregate bonus for each executive officer as a percentage of the base salary of each executive officer, which was:

▪                  50% in 2012 and 2013 and 60% in 2014 for the president and chief executive officer,

▪                  25% in 2012 and 2013 and 28.5% in 2014 for the senior vice presidents, and

▪                  20% in 2012 and 2013 and 23% in 2014 for all other executives.

We disclose in the table set forth below actual performance in 2014 for each of the performance goals set by the compensation committee in March 2014 for GSWC administrative and general officers and GSWC operations officers.

PERFORMANCE GOALS

	Performance Targets			Actual
Performance Measure	Threshold	Target	Maximum	Performance
Adjusted EPS - AWR Consolidated(1)	80% of Budget	100% of Budget	120% of Budget	110% of Budget
Adjusted EPS - RU(2)	80% of Budget	100% of Budget	120% of Budget	109% of Budget
Adjusted EPS - ASUS(3)	80% of Budget	100% of Budget	130% of Budget	103% of Budget
Customer Complaints to DPH(4)	400 or fewer	330 or fewer	300 or fewer	468 Not Met
Customer Complaint Standards - RU(5)	Rate of Complaints to the CAB < 0.1%	Rate of Complaints to the CAB < 0.035%	Rate of Complaints to the CAB < 0.025%	0.021% Met Maximum
Capital Expenditures - RU(6)	> $75 million	> $85 million	> $90 million	$60.8 million Not Met
Supplier Diversity Utilization - RU(7)	> 18.0%	> 21.5%	> 25.0%	23.1% Met
OSHA Recordable Work Incidents - RU(8)	29	27	25	33 Not Met
SOX Deficiencies - RU(9)	No MW, No SD and no more than 10 CDs	No MW, No SD and no more than 6 CDs	No MW, No SD and no more than 4 CDs	No MW, No SD and 4 CDs Met Maximum
SOX Deficiencies - ASUS(10)	No MW, No SD and no more than 5 CDs	No MW, No SD and no more than 3 CDs	No MW, No SD and no more than 1 CD	No MW, No SD and No CDs Met Maximum

(1)                   “Adjusted EPS - AWR Consolidated” means the company’s earnings per share in 2014 adjusted to remove 1) any write-offs associated with the California Public Utilities Commission’s 2014 procurement audit of GSWC arising out of the settlement of claims approved by the CPUC in December 2011 related to the capital projects contracting matter and 2) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2014 associated with a sale of any of the company’s business units or the acquisition of any new business.

(2)                   “Adjusted EPS - RU” means the sum of the earnings per share of each of the Regulated Utilities for 2014 adjusted to remove 1) any write-offs associated with the California Public Utilities Commission’s 2014 procurement audit of GSWC arising out of the settlement of claims approved by the CPUC in December 2011 related to the capital projects contracting matter and 2) any transaction fees and/or gain or loss on sale recognized in the financial statements in 2014 associated with a sale of any of the company’s business units or the acquisition of any new business.

(3)                   “Adjusted EPS - ASUS” means the earnings per share of ASUS for 2014 adjusted to remove the general office allocation to ASUS related to any transaction fees and/or gain or loss on sale recognized in the financial statements in 2014 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(4)                   “Customer Complaints to DPH” means the number of water quality, pressure and service complaints received from customers by GSWC during 2014 that are reported to the California Department of Public Health by GSWC.

(5)             “Customer Complaint Standards - RU” means the number of complaints on all matters on GSWC received by the Consumer Affairs Branch of the California Public Utilities Commission in 2014 divided by the average number of customers served by GSWC during 2014.

(6)                   “Capital Expenditures – RU” means the dollar amount of capital expenditures for 2014 for Regulated Utilities.

(7)             “Supplier Diversity Utilization - RU” means the percentage reported by GSWC to the California Public Utilities Commission annually by March 1 in its General Order 156 Compliance Filing.  The percentage is calculated by taking GSWC’s total procurement dollars for the reporting period with California Public Utilities Commission qualified women-owned, minority-owned and disabled veteran-owned business enterprises divided by GSWC’s total procurement dollars (net of exclusions allowed under the General Order 156 Compliance Filing for the reporting period, such as payments for purchased water, purchased power, pump taxes, income taxes, franchise fees, and postage.)

(8)             “OSHA Recordable Work Incidents - RU” means the number of work-related injuries and illnesses as reported on the OSHA Form 300 for GSWC.

(9)                   “SOX Deficiencies - RU” means the number of “control deficiencies” (each referred to as a “CD”), “significant deficiencies” (each referred to as an “SD”) and “material weaknesses” (each referred to as an “MW”) for the Regulated Utilities in the independent auditor’s report for 2014 pursuant to Section 404 of the Sarbanes-Oxley Act.

(10)                “SOX Deficiencies - ASUS” means the number of CDs, SDs and MWs reported for ASUS in the independent auditor’s report for 2014 pursuant to Section 404 of the Sarbanes-Oxley Act.

_________________________

The pay-out percentages for the satisfaction of the performance criteria are set forth below.  The sum of the actual payout percentages differs from the objective bonus total due to rounding.

PAY-OUT PERCENTAGES FOR GSWC ADMINISTRATIVE AND GENERAL OFFICERS

Performance Measure	Target Payout Percentage			Payout Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS - AWR Consolidated(1)	10.0%	20.0%	30.0%	24.9%
Adjusted EPS-RU(2)	11.5%	20.0%	27.0%	23.1%
Adjusted EPS-ASUS	5.0%	10.0%	20.0%	11.1%
Customer Complaints to DPH	1.5%	5.0%	7.0%	0.0%
Customer Complaint Standards-RU	1.5%	5.0%	7.0%	7.0%
Capital Expenditures-RU	4.0%	10.0%	15.0%	0.0%
SOX Deficiencies-RU	2.0%	5.0%	7.0%	7.0%
SOX Deficiencies-ASUS	2.0%	5.0%	7.0%	7.0%
Objective Bonus Total	37.5%	80.0%	120%	80.1%

(1)                   For the Adjusted EPS – AWR Consolidated performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the California Public Utilities Commission.

(2)                   For the Adjusted EPS – Regulated Utilities (RU) performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the California Public Utilities Commission.

_________________________

PAY-OUT PERCENTAGES FOR GSWC OPERATIONS OFFICERS

	Target Payout Percentage			Pay-Out Percentage
Performance Measure	Threshold	Target	Maximum	Actual
Adjusted EPS-RU(1)	20%	40.0%	60.0%	48.8%
Customer Complaints to DPH	2.0%	5.0%	7.0%	0.0%
Customer Complaint Standards-RU	2.0%	5.0%	7.0%	7.0%
Capital Expenditures-RU	7.5%	15.0%	20.0%	0.0%
Supplier Diversity Utilization-RU(2)	2.0%	5.0%	7.0%	5.9%
OSHA Recordable Work Incidents-RU(2)	2.0%	5.0%	7.0%	0.0%
SOX Deficiencies-RU	2.0%	5.0%	7.0%	7.0%
Objective Bonus Total	37.5%	80%	115%	68.8%

(1)             For the Adjusted EPS - Regulated Utilities (RU) performance measure, the payout may be reduced, at the sole discretion of the compensation committee, based upon adverse information concerning the actions of an officer obtained by the company in the procurement audit being conducted by the CPUC.

(2)             These performance criteria were not adopted pursuant to the performance incentive plan.

_________________________

The performance criteria for short-term cash incentive awards in 2013 and 2012 were based on similar types of performance criteria.  The objective bonus pay-out under short-term cash incentive awards made to Mr. Sprowls and Ms. Tang in 2013 and 2012 was 89.4% and 103.7% of the aggregate target award, respectively.  The objective bonus pay-out under short-term cash incentive awards made to Ms. Kruger and Mr. Scanlon in 2013 and 2012 was 92.8% and 105.1% of the aggregate target award.  The objective bonus pay-out under short-term cash incentive awards made to Mr. Harris in 2013 and 2012 was 78.4% and 101.4% of the aggregate target award, respectively.  Mr. Harris did not receive any pay-out of short-term incentive awards in 2014 due to his retirement in 2014.

Other Compensation

We have a 401(k) plan under which employees may invest a percentage of their pay, up to a maximum amount prescribed by law.  We provide matching contributions for each of our employees who participate in the plan of 100% up to the first 3% of eligible compensation deferred and 50% of the next 3% of eligible compensation deferred.  Each of our executive officers is entitled to participate in this plan on the same basis as other employees, subject to the limits imposed by the Internal Revenue Code.

We provide all active full-time employees with medical, dental and vision benefits and life insurance coverage.  All employees are required to pay 15% of the company’s premiums for medical, dental and vision benefits, except for certain employees at subsidiaries of ASUS.  We pay all premiums for life insurance coverage in the amount of $50,000 for all employees and their families, plus additional benefits if any employee suffers a covered accidental loss resulting in death, dismemberment or paralysis, except for certain employees at subsidiaries of ASUS.  We also have employee assistance, an anniversary award for reaching certain years of service and holiday bonus programs.  Each of our executive officers is entitled to these benefits on the same basis as other employees.

All active full-time employees at GSWC and ASUS and all active managers at subsidiaries of ASUS, receive time off with pay for vacation, holiday and sick leave in accordance with company policy.  Other employees at ASUS subsidiaries have different benefit packages.  Executives receive vacation accrual on the basis of the number of their continuous months of service, with 1 to 60 months of service earning 20 days per year of vacation; 61 to 120 months of continuous service earning 25 days of vacation per year and 121 or more months of continuous service earning 26 days of vacation per year.  Executives receive sick leave benefits on the same basis as all other employees.  Accrued vacation days that are not used in any year are carried over to the next year, provided that, effective January 1, 2012, the number of accrued and unused vacation days for each employee is subject to a cap equal to the total number of vacation days that such employee can accrue over a two-year period.  When an employee reaches the cap, vacation accruals for the employee will cease until vacation days are used.  When an employee’s accrual rate increases as a result of increased service with the company, such employee’s cap will increase accordingly.  All employees are entitled to a cash payment, based on their then current salary, for any accrued, but unused vacation days upon termination of employment.

Each of our executive officers is entitled to the benefits of a travel insurance policy provided by the company and the use of a company-owned car.  Upon termination of employment, each executive is entitled to purchase his or her company-owned car at the wholesale price for such car taking into account the mileage on the car.  Mr. Harris elected to purchase his company-owned car upon his retirement in November 2014.

Under the company’s relocation policy, the company will reimburse executive officers for covered relocation expenses, subject to specified limits.  Under the terms of this policy, an officer is required to reimburse us for any expenses paid by us if the officer resigns or is terminated for misconduct and/or poor performance within 24 months after having commenced work at a new assigned work location.  The compensation committee believes that it is appropriate for us to claw back any relocation expenses paid to an officer under these circumstances.  No relocation expenses were paid to any named executive officer during the past three years.

Under the terms of a senior executive health examination program, the chief executive officer and each of our senior vice presidents is entitled to be reimbursed up to $2,500 for the costs of an executive physical examination at least once every two years.

Total Compensation

The proportion of salary, bonus and non-equity incentive plan compensation to total compensation set forth in the Summary Compensation Table for 2014 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon was 39.1%, 35.7%, 27.5%, 35.7%, and 32.9% of total compensation, respectively.  Mr. Harris did not receive any bonus or non-equity incentive plan compensation in 2014 due to his retirement in November 2014.  The proportion of equity compensation to total compensation set forth in the Summary Compensation Table for 2014 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon was 24.0%, 10.5%, 10.0%, 8.9%, and 10.7% of total compensation, respectively.  The compensation committee has not adopted any policy regarding the allocation of total compensation among the various components of total compensation.

Total compensation set forth in the Summary Compensation Table increased substantially this year due primarily to changes in the discount rate and mortality assumptions used to calculate the change in pension value.  No changes were made to the terms of our retirement plans in 2014 and we have no non-qualified deferred compensation plans.

What plan-based awards did we make to these executive officers in 2014?

We granted restricted stock units for both time vested and performance based equity awards to each of our named executive officers in 2014 as more particularly described below.  We did not grant any options to executive officers in 2014.  Each of the named executive officers also received a cash award under our performance incentive plan based upon the satisfaction of certain performance criteria.  The amount of this award is reflected in the Summary Compensation Table under the Non-Equity Incentive Compensation column and the award is described in detail under the non-equity incentive compensation section.

GRANTS OF PLAN-BASED AWARDS IN 2014

			Estimated Future Payouts Under Equity			All Other
			Incentive Plan Awards(3)			Stock Awards:	Grant Date
						Number of	Fair Value
						Shares of	of Stock
	Grant	Award	Threshold	Target	Maximum	Stock or Units	Awards
Name	Date(1)	Date(2)	(#)(4)	(#)(5)	(#)(6)	(#)	($)(7)
Robert J. Sprowls	1/27/14 1/27/14 3/3/14 6/2/14 9/2/14 12/1/14	1/27/14 1/27/14 2/17/14 5/16/14 8/15/14 11/14/14	7,004.0 86.2 87.1 85.5 80.9	16,009.0 196.9 199.1 195.4 184.9	26,014.5 320.0 323.5 317.5 300.5	5,336.0 365.4 314.1 308.3 291.8	154,584 463,781 10,970 9,391 9,945 10,011
Denise L. Kruger	1/27/14 1/27/14 3/3/14 6/2/14 9/2/14 12/1/14	1/27/14 1/27/14 2/17/14 5/16/14 8/15/14 11/14/14	855.8 11.5 11.7 11.4 10.8	1,956.0 26.4 26.7 26.2 24.8	3,178.5 42.9 43.3 42.5 40.2	2,668.0 79.2 67.5 66.2 62.7	77,292 56,665 2,376 2,017 2,136 2,150
McClellan Harris III	1/27/14 1/27/14 3/3/14 6/2/14 9/2/14 12/1/14	1/27/14 1/27/14 2/17/14 5/16/14 8/15/14 11/14/14	1,027.3 12.7 12.8 12.6 11.9	2,348.0 29.0 29.3 28.8 27.2	4,461.0 51.5 52.1 51.1 48.4	1,565.0 84.6 69.5 68.3 64.6	45,338 68,022 2,540 2,079 2,202 2,217
Eva G. Tang	1/27/14 1/27/14 3/3/14 6/2/14 9/2/14 12/1/14	1/27/14 1/27/14 2/17/14 5/16/14 8/15/14 11/14/14	855.8 11.5 11.7 11.4 10.8	1,956.0 26.4 26.7 26.2 24.8	3,178.5 42.9 43.3 42.5 40.2	1,957.0 74.4 62.6 61.5 58.2	56,694 56,665 2,232 1,872 1,982 1,995
Patrick R. Scanlon	1/27/14 1/27/14 3/3/14 6/2/14 9/2/14 12/1/14	1/27/14 1/27/14 2/17/14 5/16/14 8/15/14 11/14/14	669.3 9.0 9.1 8.9 8.5	1,530.0 20.6 20.8 20.4 19.3	2,486.5 33.5 33.8 33.2 31.4	2,152.0 62.5 53.2 52.2 49.4	62,343 44,324 1,876 1,592 1,686 1,697

(1)                                      Pursuant to the terms of the 2008 plan, the effective date of the grant of restricted stock units pursuant to dividend equivalent rights on restricted stock units is the dividend payment date for our common shares set by the board of directors.

(2)                   Pursuant to the terms of the 2008 plan, the award date of restricted stock units pursuant to dividend equivalent rights on restricted stock units is the dividend record date for our common shares set by the board of directors.

(3)                   These calculations assume that (i) the number of members of the company’s peer group at the end of the performance period will be eight, (ii) the compensation committee will not make any downward adjustment in the amount of the award following the end of the performance period, and (iii) the executive officer will continue to be employed by or provide service to the company throughout the performance period or will be vested pursuant to the Rule of 75.

(4)                   This calculation assumes that the executive officer will achieve the minimum performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2014.  The performance required to achieve the total shareholder return minimum condition, the aggregate GSWC operating expense controls minimum condition, the ASUS cumulative net earnings minimum condition and the ASUS new base acquisition success rate in the performance stock awards granted in 2014 is 25%, 50%, 50% and 50% of the target performance level, respectively.

(5)                                      This calculation assumes that the executive officer will achieve the target performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2014.

(6)                                      This calculation assumes that the executive officer will achieve the maximum performance level established by the compensation committee for each performance condition set forth in the performance stock award granted to the executive officer in 2014.  The performance required to achieve the total shareholder return maximum condition, the aggregate GSWC operating expense controls maximum condition, the ASUS cumulative net earnings maximum condition and ASUS new base acquisition success rate is 200%, 150%, 150% and 200% of the target performance level, respectively.

(7)                                   We provide information regarding the assumptions used to calculate the value of time vested restricted stock units and performance stock granted on January 27, 2014 pursuant to the 2008 plan in Note 12 to our audited financial statements in our Form 10-K for the year ended December 31, 2014.  The value of dividend equivalents granted on March 3, 2014, June 2, 2014, September 2, 2014, and December 1, 2014 include the value of dividend equivalents on 2013 and 2014 performance stock assuming that each named executive officers earns performance stock awards at the target level.  The values included in this table are for the full grant date fair value of the awards made in 2014 without regard to the time vesting conditions set forth in the award agreement.  We have also included in the table the grant date fair value of dividend equivalents on equity awards made in 2013 and 2014, assuming that the awards vest and, with respect to performance shares, the performance conditions are satisfied.  An estimate of the value of dividend equivalents is also included in the grant date fair value of the equity awards made in 2014 shown in the table.

_________________________

Each executive except for Mr. Harris, who can earn between 0% and 190.0% of the target amount, may earn between 0% and 162.5% of the target amount set forth in the 2014 executive’s performance award depending on the company’s performance against the performance goals during the performance period, which consist of the following metrics: 25% of the performance stock awards granted are based on the company’s total shareholder return compared to the total shareholder return of the company’s peer group, referred to as the total shareholder return criteria and 75% of the performance stock awards will be earned based upon the satisfaction of one or more of the following performance conditions:  aggregate GSWC operating expense controls criteria for GSWC operations and administrative officers, and ASUS cumulative net earnings for GSWC administrative officers and ASUS officers, and new base acquisition success rate for ASUS officers.  The performance period commenced on January 1, 2014 and ends on December 31, 2016.  The performance goals for Mr. Sprowls and Ms. Tang are based on the total shareholder return, the aggregate GSWC operating expense controls and the ASUS cumulative net earnings criteria.  The performance stock awards for Ms. Kruger and Mr. Scanlon are based on the total shareholder return criteria and the aggregate GSWC operating expense controls criteria.  The 2014 performance goals for Mr. Harris are based on the total shareholder return, the ASUS cumulative net earnings and the ASUS new base acquisition success rate criteria.

We disclose in the tables set below the actual performance goals for each of these performance criteria for performance stock awards granted in 2014:

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR TOTAL
SHAREHOLDER RETURN(1)

Total Shareholder Return	Payout as a Percentage of Target
> 8 members of the Peer Group	200%
> 7 members of the Peer Group	175%
> 6 members of the Peer Group	150%
> 5 members of the Peer Group	125%
> 4 members of the Peer Group	100%
> 3 members of the Peer Group	75%
> 2 members of the Peer Group	50%
> 1 member of the Peer Group	25%

(1)  The total shareholder return criteria refers to total shareholder return during the performance period, including the reinvestment of dividends.  The peer group for this purpose consists of the following water utilities:  American Water Works Company, Inc., Aqua America, Inc., Artesian Resources Corporation, California Water Service Group, Connecticut Water Service, Inc., Middlesex Water Company, SJW Corp. and York Water Company.  This table assumes that there will be eight members of the company’s peer group at the end of the performance period.  If the stock of any member of the peer group is no longer traded or suspended from trading on the last business day of the performance period, the peer group will not include that member and the payout percentages will be adjusted as provided in the performance stock award agreements.

_____________________________

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR ASUS
CUMULATIVE NET EARNINGS(1)

ASUS Cumulative Net Earnings	Payout as a Percentage of Target
>$42.7 million	150%
>$36.8 million and <$42.7 million	125%
>$28.1 million and <$36.8 million	100%
>$22.2 million and <$28.1 million	50%
<$22.2 million	0%

(1) The ASUS cumulative net earnings criteria refers to the cumulative net income of ASUS and its subsidiaries during the performance period.

_____________________________

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR GSWC
OPERATING EXPENSE CONTROLS(1)

Aggregate GSWC Operating Expense Level	Payout as a Percentage of Target
<$263.7 million	150%
>$263.7 million and <$269.7 million	125%
>$269.7 million and <$289.5 million	100%
>$289.5 million and <$295.5 million	50%
>$295.5 million	0%

(1)                   The aggregate GSWC operating expense level criteria refers to the cumulative operating expenses of the water segment of GSWC as reported in the company’s Form 10-K during the performance period, as adjusted to remove (i) water supply, depreciation and amortization and maintenance expenses, (ii) public relations, legal and other professional services expenses applicable to defending GSWC from condemnation considerations and actions, (iii) any cost of defense, cost of settlement and judgments incurred in connection with claims arising from water quality incidences which are determined by the compensation committee to be extraordinary events, (iv) write-offs associated with decisions or actions of the California Public Utilities Commission applicable to the company’s financial statements, and (v) gross-up of certain surcharges authorized by the California Public Utilities Commission to recover previously incurred costs recorded pursuant to generally accepted accounting principles.

_____________________________

PERFORMANCE TARGETS AND PAYOUT PERCENTAGES FOR ASUS NEW BASE
ACQUISITION SUCCESS RATE(1)

New Base Acquisition Success Rate	Payout as a Percentage of Target
100%	200%
75%	150%
50%	100%
25%	50%
0%	0%

(1)        New base acquisition success rate refers to the percentage that results from dividing (1) the projected net income for 2014-2018 set forth in the target new base acquisition table for the targeted new bases awarded to ASUS during 2014-2016 by (2) the projected net income for 2014-2018 set forth in the targeted new base acquisition table for the targeted new bases awarded to all competitors, including ASUS.

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What equity awards granted to these executive officers were outstanding at the end of the year?

Each named executive officer had the stock option, restricted stock unit and equity incentive plan awards outstanding at December 31, 2014 described in the table below.  Certain of the equity awards made to Mr. Harris, Ms. Tang and Mr. Scanlon have vested, but are not yet payable.  Information regarding the installment payment dates for these awards is provided in the footnotes following this table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014

	Option Awards			Stock Awards
						Equity	Equity
						Incentive	Incentive Plan
						Plan Awards;	Awards;
	Number of					Number of	Market or
	Securities				Market	Unearned	Pay-out Value
	Underlying			Number of	Value of	Shares, Units	of Unearned
	Unexercised			Shares or	Shares or	or Rights or	Shares, Units
	Options (#)	Option	Option	Units That	Units That	Other Rights	or Rights That
	Exercis-	Exercise	Expiration	Have Not	Have Not	That Have	Have Not
Name	able(1)	Price ($)	Date	Vested (#)	Vested ($)(2)	Not Vested(8)	Vested(8)
Robert J. Sprowls	9,646 14,342 13,304 30,400 17,038	$16.865 $19.310 $17.055 $17.285 $16.680	1/29/2016 1/1/2017 1/27/2018 1/29/2019 1/31/2020	17,318(3)	$652,196	13,111	$493,760
Denise L. Kruger	-	-	-	6,139(4)	$231,195	1,755	$66,093
McClellan Harris III	-	-	-	(5)	(5)	1,268	$47,753
Eva G. Tang	8,604 6,816	$19.310 $16.680	1/1/2017 1/31/2020	(6)	(6)	1,755	$66,093
Patrick R. Scanlon	-	-	-	(7)	(7)	1,372	$51,670

(1)             All unexercised options held by the named executive officers are exercisable.

(2)             We determine the market value of restricted stock units and performance stock awards that have not vested by multiplying the number of unvested restricted stock units and unvested performance stock awards outstanding on December 31, 2014 by the closing price of our common shares on December 31, 2014, as reported on The Wall Street Journal website (www.online.wsj.com).  The closing price of our common shares on December 31, 2014, as so reported, was $37.66.

(3)             Of this amount, 1,807 restricted stock units vested on January 26, 2015, 1,608 restricted stock units vested on January 28, 2015, 8,576 restricted stock units vested on February 14, 2015, 1,808 restricted stock units will vest on January 26, 2016, 1,657 restricted stock units will vest on January 28, 2016 and the remainder will vest on January 28, 2017.

(4)             Of this amount, 903 restricted stock units vested on January 26, 2015, 714 restricted stock units vested on January 28, 2015, 1,950 restricted stock units vested on February 14, 2015, 904 restricted stock units will vest on January 26, 2016, 737 restricted stock units will vest on January 28, 2016 and the remainder will vest on January 28, 2017.

(5)                   Restricted stock unit awards made to Mr. Harris in the amount of 6,053 shares have vested pursuant to the Rule of 75, but had not yet been paid out.  At December 31, 2014, these awards had a market value of $227,956.

(6)                   Restricted stock unit awards made to Ms. Tang in the amount of 5,410 shares have vested pursuant to the Rule of 75, but had not yet been paid out.  At December 31, 2014, these awards had a market value of $203,741.

(7)                   Restricted stock units awards made to Mr. Scanlon in the amount of 4,881 shares have vested pursuant to the Rule of 75, but had not yet been paid out.  At December 31, 2014, these awards had a market value of $183,818.

(8)             We assumed for the purpose of this disclosure that each executive officer would earn performance stock awards at the threshold level.  The value listed includes dividend equivalent rights granted as of December 31, 2014 on these awards.  Although the performance stock awards granted to Mr. Harris, Ms. Tang and Mr. Scanlon have vested pursuant to the Rule of 75, they have not been earned since the performance conditions have not been met.

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Did any of these executive officers exercise options or have other stock awards vest in 2014?

None of our named executive officers exercised stock options in 2014.  All of our named executive officers had outstanding awards of restricted stock units vest in 2014.  No restricted stock or performance stock vested in 2014.

OPTION EXERCISES AND STOCK VESTED IN 2014(1)

	Option Exercises		Stock Awards
Name	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Robert J. Sprowls	-	$-	18,318		$526,740
Denise L. Kruger	-	-	4,592		131,615
McClellan Harris III	-	-	11,150	(2)	147,992	(2)
Eva G. Tang	-	-	10,002	(3)	131,615	(3)
Patrick R. Scanlon	-	-	8,501	(4)	103,748	(4)

(1)             We determined the value realized on vesting of restricted stock units based on the closing market price of our common shares on the date of vesting as reported on The Wall Street Journal website (www.online.wsj.com).

(2)             Out of 11,150 shares fully vested in 2014, Mr. Harris acquired 5,097 common shares in January, February and March of 2014 (all of which had vested in 2008), upon the pay-out of restricted stock units with a market value of $147,992 on the date of acquisition.  Mr. Harris is entitled to acquire the remaining common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the Rule of 75.  Mr. Harris retired on November 21, 2014.  He will receive pay-out of 6,053 restricted stock units on May 21, 2015.

(3)             Out of 10,002 shares fully vested in 2014, Ms. Tang acquired 4,592 common shares in February and March of 2014 (all of which had vested in 2013), upon the pay-out of restricted stock units with a market value of $131,165 on the date of acquisition.  Ms. Tang is entitled to acquire the remaining 5,410 common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the rule of 75.  Ms. Tang acquired 1,376 of these common shares on January 29, 2015 with a market value of $55,590 on the date of acquisition and 1,950 of these common shares plus 11 shares accumulated pursuant to dividend equivalent rights on March 5, 2015 with a market value of $76,789 on the date of acquisition.  Ms. Tang is entitled to acquire the remaining 2,084 common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75.  Ms. Tang has the right to acquire 663 common shares within 30 days from January 27, 2016, 737 common shares within 30 days from January 29, 2016 and 684 common shares within 30 days from January 27, 2017 as a result of the previous vesting of 2,084 restricted stock units, the value of which has not yet been realized.

(4)             Out of 8,501 shares fully vested in 2014, Mr. Scanlon acquired 3,620 common shares in February and March of 2014 (all of which had vested in 2013), upon the pay-out of restricted stock units with a market value of $103,748 on the date of acquisition.  Mr. Scanlon is entitled to acquire the 4,881 remaining common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75.  Mr. Scanlon acquired 1,286 of these common shares on January 29, 2015 with a market value of $51,954 on the date of acquisition and 1,540 of these common shares plus 8 shares accumulated pursuant to dividend equivalent rights on March 5, 2015 with a market value of $60,637 on the date of the acquisition.  Mr. Scanlon is entitled to acquire the remaining 2,055 common shares, which are not yet payable, as a result of the vesting of these common shares under the Rule of 75.  Mr. Scanlon has the right to acquire 729 common shares within 30 days from January 27, 2016, 575 common shares within 30 days from January 29, 2016 and 751 common shares within 30 days from January 27, 2017 as a result of the previous vesting of 2,055 restricted stock units, the value of which has not yet been realized.

_________________________

What pension benefits are payable to these executive officers?

We provide information in the table below reflecting the present value of the accumulated retirement benefits provided to each of our named executive officers as of December 31, 2014.

PENSION BENEFITS(1)

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)
Robert J. Sprowls(2)	Pension Plan Supplemental Retirement Plan	10 10	$ 499,505 2,222,554
Denise L. Kruger	Pension Plan Supplemental Retirement Plan	22 22	960,021 1,257,770
McClellan Harris III	Pension Plan Supplemental Retirement Plan	24 24	1,445,143 1,731,681
Eva G. Tang(2)	Pension Plan Supplemental Retirement Plan	18 18	1,115,120 1,413,448
Patrick R. Scanlon(2)	Pension Plan Supplemental Retirement Plan	36 36	1,894,505 661,905

(1)             The present value of the accumulated benefit for each of our named executive officers is based on the age when he or she would be eligible to retire with full benefits, which is at 62, except for Mr. Sprowls and Mr. Harris.  The present value of the accumulated benefit is based on the age of 63 and 10 months for Mr. Sprowls.  The present value of the accumulated benefit for Mr. Harris is based on his actual age on the date of his retirement in November 2014.  If we had assumed that each of them would retire at age 65, other than Mr. Harris, the normal retirement age under each of these plans, the present value of the accumulated benefit under the pension plan would instead be $463,185, $797,569, $924,973 and $1,564,676 for Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon, respectively, and the present value of the accumulated benefit under the supplemental retirement plan would be $2,063,546, $1,048,960, $1,177,043 and $548,540 for Mr. Sprowls, Ms. Kruger, Ms. Tang and Mr. Scanlon, respectively.

(2)             Mr. Sprowls, Ms. Tang and Mr. Scanlon were eligible to retire with a 38.3%, 28.3% and 24.2% reduction in benefits, respectively, at December 31, 2014.  If we had assumed that Mr. Sprowls, Ms. Tang and Mr. Scanlon retired at December 31, 2014, the present value of his or her accumulated benefit for the pension plan would be $458,113, $937,945 and $1,921,387 respectively and the present value of his or her accumulated benefit for the supplemental retirement plan would be $2,021,451, $1,185,145 and $667,007 respectively.

(3)             We used the same assumptions to calculate the change in pension value in Note 11 to our audited financial statements in our Form 10-K for the year ended December 31, 2014, except that retirement age is assumed to be the earliest date on which any of the executive officers, other than Mr. Harris, may retire under the plan without any benefit reduction due to age.  We ignored for the purpose of this calculation what actuaries refer to as pre-retirement decrements.

_________________________

Each of our named executive officers is a participant in the pension plan.  This plan is a defined benefit pension plan available to all eligible employees hired prior to January 1, 2011 who are 21 years or older and have completed 1,000 hours of service in the first year of employment or in any subsequent plan year.  The normal retirement benefit is 2% of an employee’s five highest consecutive years’ average earnings multiplied by the number of years of credited service, up to a maximum of 40 years, reduced by a percentage of primary social security benefits.  Normal retirement age is 65.  An employee must have five years of service in order to receive benefits under this plan.  For purposes of this plan, compensation includes an executive’s salary and all other reportable compensation received by the executive, except bonuses, the imputed value of the personal use of company-owned vehicles, unused vacation pay, severance pay and long-term incentive program payments, up to the maximum amount permitted under the Internal Revenue Code (which was $265,000 at January 1, 2015).  Any employee hired after December 31, 2010 is eligible for participation in a defined contribution plan.

We also provide each of our named executive officers additional pension benefits under the supplemental retirement plan.  Each executive has the right to receive a benefit under the terms of this plan equal to the sum of 2% of compensation for each year of service before 2006 plus 3% of compensation for each year of service after 2005, up to a combined maximum of 60% of compensation, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.  For purposes of this plan, compensation includes all compensation included under the pension plan, cash incentive compensation and dividend equivalent rights on options granted prior to

2006.  For participants who were employed by the company on January 1, 2006, the benefit is the greater of the benefit under the formula described in the previous sentence or the benefit under the previous formula.  Under the previous formula, each executive was entitled to receive a benefit equal to the sum of 2% of compensation for each year of service, up to a maximum of 40 years, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.

Under the terms of each of the plans, an employee who is eligible may retire and receive benefits at age 55, with a 50% reduction in his or her benefits for early commencement.  An employee who retires after age 55 but before age 62 will also receive benefits reduced for early commencement.  The amount of the reduction will depend upon such employee’s age at the date payment of his or her benefits begins and whether the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80.  An employee who retires at or after age 62 but before age 65 will also receive benefits reduced for early commencement based on his or her age at retirement unless the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80, in which case the employee will be entitled to full, unreduced benefits.  Under the terms of the supplemental retirement plan, an employee who is vested will begin receiving benefits within 60 days following the later of separation from service, age 55 or an age over 55 previously elected by the employee, subject to any delay required under Section 409A of the Internal Revenue Code.

We did not make any payments to any named executive officer under either of our pension plans during the last year.

We also provide a Medicare supplement insurance policy for each employee who we hired prior to February 1, 1995 and his or her spouse at or after age 65.  Each of our named executive officers has a right to this benefit after reaching age 65, other than Mr. Sprowls and Ms. Tang, who we hired after February 1, 1995.

Are any of these executive officers participants in a non-qualified deferred compensation plan?

None of our named executive officers are participants in a defined contribution or non-qualified deferred compensation plan, other than our 401(k) Investment Incentive Program, which is a tax-qualified defined contribution plan available to our employees generally, and the supplemental retirement plan described above.

What are the terms of severance arrangements with executive officers?

Each of our named executive officers is entitled to receive benefits under the terms of our pension plan described under “What pension benefits are payable to these executive officers?” and a cash payment for any accrued, but unpaid vacation as described under “How were certain of our executive officers compensated in 2014? – All Other Compensation” following termination of employment.

We entered into a separation agreement with Mr. Harris on November 21, 2014 pursuant to which we paid Mr. Harris $40,000 in exchange for a general release of claims against the company.

We do not have any other severance arrangements with our named executive officers, other than the change in control agreements described below.

What are the terms of change in control agreements with executive officers?

We entered into new change in control agreements with each of our executive officers effective January 1, 2015.  Each of our executive officers, other than Mr. Harris, is a party to the new change in control agreements which provides for certain benefits in the event of a change in control of the company if the executive officer’s employment is terminated (other than for cause, death or disability) or the executive terminates employment for good reason within two years following the change in control event.  A change in control under these agreements will generally include:

▪

any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the sale or other change own more than 70% of the continuing entity’s voting securities immediately after the sale or other change,

▪

any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 70% of the continuing entity’s securities immediately after the reorganization or merger and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,

▪

an acquisition by any person, entity or group acting in concert of more than 50% of our voting securities, unless the holders of our voting securities immediately before the acquisition own more than 70% of the acquirer’s voting securities immediately after the acquisition,

▪

a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is made by the company or any of its subsidiaries or approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or

▪

a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

The company must require any successor to the company to assume all change in control agreements.

Each executive may terminate his or her employment for good reason after expiration if after the change in control any of the following occur and the company is unable to remedy the condition within a 20-day cure period:

▪

the executive is assigned duties inconsistent in any respect with the executive’s position, authority, duties or responsibilities (or any diminution thereof) or the executive is not re-appointed to the same position,

▪

the executive’s salary or benefits are reduced (including the elimination of any cash incentive or other cash bonus plan or any equity incentive or other equity-based compensation plan, without providing adequate substitutes, any modification thereof that substantially diminishes the executive’s salary, cash or equity compensation or the substantial diminishment of fringe benefits),

▪	the executive is located at an office that increases the distance from the executive’s home by more than 35 miles, or

▪	any successor to all or substantially all of the business and/or assets of the company does not assume or agree to perform the change in control agreements.

In addition, all unvested options and restricted stock units (including performance stock awards granted in the form of restricted stock units if the performance conditions have been satisfied) will vest immediately prior to the date on which the executive’s employment is terminated.  For each of the executive officers, a change in control will occur under the same circumstances described in his or her change in control agreement.

Under the terms of the change in control agreements, each named executive officer is entitled to an amount equal to 2.99 times the sum of the executive’s annual base salary at the highest rate in effect in any year of the three calendar years immediately preceding the date of termination of employment, including the year in which employment is terminated, plus any payments to be made to the executive pursuant to any cash performance incentive plan with respect to the year of termination of employment, assuming performance at the target level.  Under the previous change in control agreements, the amount to be paid pursuant to any cash performance incentive plan was based on the average of payments made to the executive during the previous five years.

Each of the executives is also entitled to be paid (a) a cash lump sum within 10 days of the date of termination of employment of such executive’s base salary and accrued but unpaid vacation pay through such date, and (b) cash at the end of each four month period during the twelve months immediately following the date of termination of employment, an amount equal to the sum of the excess of the accrued benefits under the pension plan and the supplemental retirement plan over the actuarial equivalent of the executive’s vested benefits under the pension plan, such sum divided by three, provided that the executive has not breached his or her one-year non-competition and non-solicitation agreement with the company.  With respect to the latter payment, under the previous change in control agreement the excess retirement plans payment would have been made in a lump sum and was not conditioned upon compliance with the terms of a non-competition agreement.  Each of these executives is also entitled to coverage under our health and welfare benefit plans for a period of two years after termination of employment (three years for Mr. Sprowls and Ms. Tang).

If it is determined that any amount payable to any executive under a change in control agreement would give rise to an excise tax under Section 4999 of the Internal Revenue Code, then the amount payable to the executive will be reduced to the extent necessary so that no portion of such payments will be subject to such excise tax, provided that such reduction will only be made if it would result in the executive retaining a greater amount of payments on an after-tax basis (after taking into account, federal, state and local income and payroll taxes).  Under the previous change in control agreement that expired on December 31, 2014, each executive was entitled to a tax-gross payment if the executive was required to pay an excise tax under Section 4999.

If we are unable to deduct any payments we make under a change in control agreement, due to the limitations imposed by Section 162(m) of the Internal Revenue Code, we will defer such payments to the extent necessary to enable us to deduct the payments.  Each executive will be entitled to interest on any deferred payments at the applicable federal tax rate under the Internal Revenue Code (which changes monthly).  Under Section 162(m) of the Internal Revenue Code, we generally may not deduct for federal income tax purposes annual compensation in excess of $1,000,000 paid to any named executive officer in any year in which the named executive officer is an executive officer, unless it qualifies as “performance-based.”

In addition, if we are required to make any payment under a change in control agreement which would be subject to Section 409A of the Internal Revenue Code, we will defer such payments until the later of six months following the date of termination of the executive’s employment and the payment or commencement date specified in the change in control agreement.

What do we estimate we will pay each of our named executive officers in the event his or her employment is terminated as a result of a change in control?

Under the new change in control agreements which became effective on January 1, 2015, none of the continuing named executives will be entitled to a tax gross up if his or her employment is terminated as a result of a change in control.  However, assuming that the employment of each of our named executives was terminated on December 31, 2014, a change in control occurred on that date under the previous change in control agreements and based on the assumptions set forth in the footnotes below, we estimate that we would have made the following payments to our named executive officers under the terms of our previous change in control agreements which were still in effect as of December 31, 2014:

CHANGE IN CONTROL BENEFITS(1)

Payments and Benefits	Robert J. Sprowls	Denise L. Kruger	Eva G. Tang	Patrick R. Scanlon
Payments
Base Salary Benefit	$1,943,500	$1,135,004	$1,105,702	$866,801
Bonus Benefit	819,762	288,705	276,962	164,420
Pension Plan and Supplemental Retirement Plan Benefits(2)	726,754	196,224	482,562	218,508
Benefits
Welfare and Fringe Benefits(3)	68,834	46,744	68,873	30,904
Purchase of Automobile Benefit(4)	6,830	4,584	3,734	5,504
Restricted Stock Units Benefit(5)	652,196	231,195	203,741	183,818
Performance Stock Awards(6)	1,615,652	207,770	217,261	204,456
Tax Gross Up Payment(7)	2,987,776	935,875	1,133,291	732,201
Total	$8,821,304	$3,046,101	$3,492,126	$2,406,612

(1)           We have assumed, for purposes of preparing this table, that we make all change in control payments to each continuing named executive officer in July 2015.  We have excluded for the purpose of this calculation, amounts paid to each named executive officer for accrued, but unpaid base salary and vacation pay payable within ten days after termination of employment.  Mr. Harris would not have been entitled to any change in control benefit since he was not an employee of the company on December 31, 2014.

(2)               In calculating the single sum actuarial equivalent, we used an interest rate equal to 4.03% and the mortality table named and described in detail in Section A.1 of the pension plan, after reduction, if any, of the benefit using the “Regular Factors” under Section A.4 of the pension plan, and each continuing executive officer’s age at December 31, 2014, less a percentage of primary social security benefits.

(3)                        Welfare benefits include (i) 85% of dental, medical and vision insurance premiums paid by the company for each named executive officer, under the insurance plans currently offered by the company, (ii) each named executive officer’s pro rata share of the group term life insurance and accidental death and dismemberment premiums, (iii) reimbursement of health club dues for each named executive officer, up to a maximum of $1,800 a year, and (iv) reimbursement for a health examination for each named executive officer, except Mr. Scanlon, up to a maximum of $2,500 biannually.  Welfare benefit amounts were calculated based on these benefits for a period of three years after termination of employment for Mr. Sprowls and Ms. Tang and two years after termination of employment for each of the other named executive officers.  We assumed, for the purposes of this table, that each executive officer would be reimbursed up to the maximum amount for health club benefits.

(4)              We have estimated the value of this benefit as the difference between (i) the wholesale value of the company car which the named executive officer has the right to purchase at the wholesale value, and (ii) the retail value of the car as shown in a national auto research publication.

(5)           We measured the fair value of restricted stock units which were not converted to shares at December 31, 2014 assuming the price of our common shares on the date of each executive’s termination of employment was $37.66.

(6)           We measured the fair value of 2013 and 2014 performance stock award units which were not converted to shares at December 31, 2014 assuming the price of our common shares on the date of each executive’s termination of employment was $37.66.  Under the terms of the performance stock award agreements, the performance period ends on the date of termination of employment as a result of the change of control, which we assumed to be December 31, 2014, and the performance targets for the aggregate GSWC operating expense and the ASUS cumulative net earnings were reduced to account for the reduction in the number of days in the performance period.

(7)           We used 0.41% as the interest rate for determining the present value of the accelerated vesting of restricted stock units.  As prescribed by the applicable regulations under Section 280G, this rate is equal to 120% of the applicable federal tax rate (compounded semiannually) for short-term periods for December 31, 2014 as set forth in Revenue Ruling 2014-31.  If we make change in control payments to any executive officer that is in excess of three times his or her average taxable income from the company, then a 20% excise tax will be imposed under Section 4999 of the Internal Revenue Code on a portion of those payments, i.e., the excess parachute payments.  In that event, we would have made a tax gross up payment to the executive officer such that the executive officer would receive an amount (after payment of income and excise taxes) equal to the amount as if the executive officer did not have to pay the 20% excise tax on the excess parachute payments.  We assumed that the executive officers would have a marginal combined federal and state income tax rate of 51.6532% for payments over $1 million and 51.0130% for payments under $1 million.  Under the new change in control agreements which became effective on January 1, 2015, none of the continuing named executives will be entitled to a tax gross up if his or her employment is terminated as a result of a change in control.

_________________________

PROPOSAL 2:  APPROVAL OF AMENDMENT AND EXTENSION OF THE PERFORMANCE INCENTIVE PLAN

We are asking you to approve an amendment and extension of our performance incentive plan.  The performance incentive plan was approved by shareholders at our 2010 annual meeting and expires at the 2015 annual meeting, unless an extension of the plan is approved by shareholders at this annual meeting.  We are asking for an extension of the plan to our annual meeting in 2020.

In addition to approving an extension of the plan, we are asking you to approve the following revisions to the plan:

■                  The addition of the following business criteria as a basis for awarding bonus opportunities:

■                  dividend levels,

■                  dividend growth,

■                  increase in customer base,

■                  control deficiencies under Section 404 of the Sarbanes-Oxley Act of 2002,

■                  net income,

■                  return on assets,

■                  cash flow,

■                  working capital,

■                  cost reduction or other expense control objectives,

■                  satisfaction of budget objectives,

■                  gross or net profit margin,

■                  asset transfers from a third party for the contracted services business,

■      ratio of total construction revenues less direct and selected indirect construction costs over total construction revenues,

■                  ratio of operations and maintenance revenues less direct and selected indirect operations and maintenance expenses over total operations and maintenance revenues,

■                  market share,

■                  market price of common shares of the company,

■                  credit rating,

■                  safety,

■                  supplier diversity,

■                  regulatory or customer requirements or objectives,

■                  compliance with applicable environmental requirements,

■      attainment of water industry objectives measured in terms of water quality, service, reliability and efficiency,

■                  rate base objectives,

■                  litigation or regulatory resolution goals,

■                  approved rate increases,

■                  construction goals,

■                  application approvals,

■                  negotiated general and administrative rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated overhead rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated pricing for services, labor, materials, equipment and/or subcontractors for all or any portion of the contracted services business,

■                  price redeterminations and/or equitable adjustments for any military privatization project,

■                  employee satisfaction, and

■                  winning new contracts for the contracted services business.

■      The compensation committee may make the following additional adjustments to eliminate the effects of the gain, loss, income or expense resulting from changes in tax laws, California Public Utilities Commission rules and regulations, or any other such laws, regulations or provisions affecting reported results that become effective during the performance period;

■      The compensation committee may also determine at the time it establishes the performance targets for any bonus opportunity that the following additional adjustments will apply to take into account: (a) the impact of accruals for reorganization and restructuring programs, and (b) the impact of any extraordinary or nonrecurring items; and

■                  The maximum bonus amount that may be paid to any participant under the plan for any calendar year may not exceed $1,250,000 (the current maximum bonus is set at $400,000).

The board approved an amendment and extension of the plan, effective for grants made after May 19, 2015.  The plan must be approved by the affirmative vote of those present in person or by proxy at the 2015 annual meeting and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2015 annual meeting in order for the amendment and extension of the plan to become effective.  Abstentions on this proposal will have the effect of a vote against the proposal.  Brokers are authorized to vote on this proposal unless you instruct otherwise.

Why did the board approve the amendment and extension of the performance incentive plan?

We believe that our ability to attract capital at a low cost is based on our financial performance and that our utility customers benefit through lower rates when we are able to attract low cost capital.  We believe that the plan will help us achieve that objective by (a) motivating executives selected to participate in the plan to maximize our performance both from a financial perspective and in serving our customers and (b) rewarding the participating executives with cash bonuses directly related to such performance.

What are the material terms of the performance incentive plan, as amended?

The material terms of the plan are described below.  The following summary is qualified in its entirety by the full text of the plan, as amended, which appears as Attachment 1 to this proxy statement.

Purpose.  The performance incentive plan, as amended, is intended to provide for bonuses that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related regulations of the Internal Revenue Service, or IRS.  Under Section 162(m), a company may generally only deduct up to $1,000,000 of compensation paid to a named executive officer, unless the compensation is performance-based.  In order for compensation to be performance-based under

Section 162(m), the extension of the performance incentive plan must, among other things, be approved by shareholders.

Administration.  The plan is administered by the compensation committee.  Subject to the terms of the plan, the compensation committee has broad authority with respect to awards of bonus opportunities under the plan.  The compensation committee’s authority includes, without limitation, the ability to select the participants who will be awarded bonus opportunities under the plan, to establish and administer the business criteria and performance targets applicable to the bonus opportunities awarded under the plan, to determine the amount of each participant’s bonus opportunity under the plan and actual bonus payment (if any), and to determine the time or times at which and the manner in which any bonuses will be paid.

Eligibility.  Persons eligible to receive awards under the plan include Robert J. Sprowls, our President and Chief Executive Officer, and any other key employee (including any officer) who is a senior vice president or vice president of the company or any of its subsidiaries.  Currently, 10 key employees are considered eligible under the plan.  None of the independent members of the board is eligible to participate in the plan.

Maximum Bonus Award.  The maximum bonus amount that may be paid to any participant under the plan for any calendar year prior to January 1, 2016 may not exceed $400,000.  The maximum bonus amount that may be paid to any participant for any calendar year after January 1, 2016 may not exceed $1,250,000.

Business Criteria.  Bonus opportunities awarded under the performance incentive plan become payable based upon the attainment of performance targets established by the compensation committee for each performance period with respect to one or more of the following business criteria or any combination of them:

■                  earnings per share,

■                  shareholder return,

■                  dividend levels,

■                  dividend growth,

■                  customer satisfaction,

■                  increase in customer base,

■                  customer complaints,

■                  capital expenditures,

■                  capital investments,

■                  control deficiencies, significant deficiencies and material weaknesses under Section 404 of the Sarbanes-Oxley Act of 2002,

■                  operating revenue,

■                  revenues from specific facilities,

■                  net income from operations,

■                  net income,

■                  earnings (before or after interest, taxes, depreciation and/or amortization),

■                  growth in earnings,

■                  return on equity,

■                  return on capital,

■                  return on assets,

■                  economic value added,

■                  cash flow,

■                  working capital,

■                  cost reduction or other expense control objectives,

■                  satisfaction of budget objectives,

■                  gross or net profit margin,

■                  asset transfers from a third party for the contracted services business,

■      ratio of total construction revenues less direct and selected indirect construction costs over total construction revenues,

■                  ratio of operations and maintenance revenues less direct and selected indirect operations and maintenance expenses over total operations and maintenance revenues,

■                  market share,

■                  market price of common shares of the company,

■                  credit rating,

■                  safety,

■                  supplier diversity,

■                  regulatory or customer requirements or objectives,

■                  compliance with applicable environmental requirements,

■      attainment of water industry objectives measured in terms of water quality, service, reliability and efficiency,

■                  rate base objectives,

■                  litigation or regulatory resolution goals,

■                  approved rate increases,

■                  construction goals,

■                  application approvals,

■                  negotiated general and administrative rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated overhead rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated pricing for services, labor, materials, equipment and/or subcontractors for all or any portion of the contracted services business,

■                  price redeterminations and/or equitable adjustments for any military privatization project,

■                  employee satisfaction, and

■                  winning new contracts for the contracted services business.

We may establish the business criteria on a consolidated basis or for one or more subsidiaries, divisions, segments, facilities, business units or any combination of them.

Performance Targets.  The performance targets for bonus opportunities awarded under the plan will generally be established within the first 90 days of the performance period (and before 25% or more of the performance period has elapsed).  The compensation committee will establish the performance targets while the performance relative to the target remains substantially uncertain.  The compensation committee may establish the performance targets with respect to our performance on a stand-alone basis, or with respect to our performance measured against peer companies or an index.  Performance targets will be established in a manner that provides for an objective formula or standard for determining the amount of each participant’s bonus.

Performance Periods.  The compensation committee may establish performance periods for bonus opportunities awarded under the plan as the calendar year, any portion of a calendar year, or any period of multiple calendar years.

Discretion to Reduce (but not Increase) Bonuses.  The compensation committee may approve payment of a bonus to a participant that is less than the bonus otherwise payable based on the attainment of the performance targets established by the compensation committee for the performance period.  The compensation committee may also approve payment of no bonus to a participant in circumstances where the applicable performance targets established by the compensation committee have been successfully attained.  However, the compensation committee does not have the discretion to approve payment of a bonus under the performance incentive plan to any participant that is greater than the bonus payable based on the attainment of the performance targets established for the performance period.

Adjustments.  In order to preserve the intended incentives and benefits of bonus opportunities awarded under the performance incentive plan, the plan generally requires that adjustments be made to eliminate the effects of:

■                  the gain, loss, income or expense resulting from changes in accounting principles, tax laws, California Public Utilities Commission rules and regulations, or any other such laws, regulations or provisions affecting reported results that become effective during the performance period, and

■      the gains or losses resulting from, and the direct expenses incurred in connection with, the purchase or disposition of a business.

The compensation committee may, however, provide at the time it establishes the performance targets for any bonus opportunity that one or both of the foregoing adjustments will not be made as to a specific award.

In addition, the compensation committee may determine at the time it establishes the performance targets for any bonus opportunity that other adjustments will apply to take into account any one or more of the following that occur with respect to the performance period:

■      gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation, including, for this purpose, any matters being litigated with the Office of Ratepayer Advocates of the California Public Utilities Commission,

■                  the impact of impairment of tangible or intangible assets,

■                  the impact of investments or acquisitions made during the year or any prior year,

■                  derivative gains or losses attributable to fixed-price purchase contracts,

■                  the impact of significant adverse market conditions on pension expenses,

■                  the impact of accruals for reorganization and restructuring programs, and

■                  the impact of any extraordinary or nonrecurring items.

For any bonus opportunity that relates to or is based on the number or value of shares of our stock, additional adjustments will be made to reflect a change in capitalization (such as a stock split or dividend), a corporate transaction, such as a merger, a consolidation, a separation (including a spin-off or other distribution of stock or property) or a reorganization.

Continued Employment Required.  Unless otherwise expressly provided with respect to certain bonus opportunities awarded under the plan, participants must generally be employed by us on the payment date in order to receive payment of any bonus earned under the plan.

Compensation Committee Certification.  Before any bonus earned under the plan may be paid, the compensation committee must certify that the applicable performance targets and any other terms of the bonus opportunity have been satisfied.

Payment.  We will generally pay any bonuses earned under the performance incentive plan as soon as practical following the compensation committee’s certification described above.  However, we may defer the payment of bonuses or bonuses may be deferred at the election of a participant if the deferral satisfies the requirements of Sections 162(m) and 409A of the Internal Revenue Code and related IRS regulations.

No Limit on Other Authority.  The plan does not limit the authority of the compensation committee to grant awards or authorize any other compensation to any person under any other plan or authority.

Termination of or Changes to the Plan.  The board or the compensation committee may from time to time amend, suspend or terminate any or all of the provisions of the plan.  Shareholder and/or board approval of any amendment will be required if such approval is necessary to comply with the applicable provisions of Section 162(m) of the Internal Revenue Code and related IRS regulations.  For example, any increase in the maximum bonus amount that may be paid to any participant under the plan would require shareholder approval.

The authority to grant new awards under the plan, as amended, will terminate upon the first meeting of our shareholders that occurs in the fifth year following the year in which the shareholders first approve the plan or any amendment thereof, subject to any subsequent extension that may be approved by shareholders as required pursuant to Section 162(m) of the Internal Revenue Code and related IRS regulations.

What benefits may be paid under the performance incentive plan, as amended?

During March of 2015, we awarded bonus opportunities under the plan, to each of our named executive officers, other than Mr. Harris who retired on November 21, 2014, and certain other key employees for the calendar 2015 performance period under the terms of the existing plan.

The target aggregate bonus for Mr. Sprowls, Ms. Kruger, Ms. Tang, and Mr. Scanlon is 60.0%, 30.5%, 30.5% and 25.0%, respectively, of the 2015 base salary approved by the compensation committee for such executive officer.  The following table sets forth the target value of the bonus opportunities awarded under the plan for the calendar 2015 performance period to each of our named executive officers, other than Mr. Harris, and to certain groups of individuals in the aggregate.  The actual bonuses earned for the 2015 performance period may be more or less than the amounts reported below, depending on the degree to which the applicable performance targets are attained.  If the extension and amendment of the plan is not approved by shareholders, no other bonus opportunities may be awarded to an officer of the company under the plan after the 2015 annual meeting.

PLAN BENEFITS

Performance Incentive Plan

Name and Position	Dollar Value ($) at Target
Robert J. Sprowls, President and Chief Executive Officer	$408,000
Denise L. Kruger, Senior Vice President-Regulated Utilities of Golden State Water Company	119,835
Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	117,303
Patrick R. Scanlon, Vice President of Water Operations of Golden State Water Company	75,375
Executive Officer Group	383,900
Non-Executive Director Group	–
Non-Executive Officer Employee Group	–

Benefits under the Plan, as amended, granted in subsequent years will depend upon the terms of the award agreements.

What securities have been authorized for issuance under equity compensation plans of the company?

We have made stock awards to our executive officers and managers under our 2000 plan and our 2008 plan.  We have also made stock awards to our non-employee directors under our 2003 plan and 2013 plan.  We provide information regarding the securities which have been issued and which are available for issuance under these plans in the table set forth below as of December 31, 2014.  This table does not include any common shares that may be issued under our 401(k) plan.

SECURITIES ISSUED UNDER EQUITY COMPENSATION PLANS

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	222,580	$17.47	2,025,567
Equity compensation plans not approved by shareholders	–	–	–
Total	222,580	$17.47	2,025,567

(1)                 Amounts shown in column (a) and (b) are only for options granted.  At December 31, 2014, there were 85,759 time vested restricted stock units outstanding that had been granted to employees under the 2008 plan, and 59,716 time vested restricted stock units outstanding that had been granted under the 2003 plan.  There was also a target amount totaling 75,827 performance awards in the form of restricted stock units granted to the officers under the 2008 plan.  Each grantee of any outstanding performance award other than ASUS officers may earn between 0% and up to 162.5% of the target amount depending on the company’s performance against the performance goals set for such grantee.  ASUS officers may earn between 0% and up to 190% of the target amount depending on the company’s performance against the performance goals set for such grantee.  Each restricted stock unit was issued with dividend equivalent rights until the restricted stock unit vests or is terminated earlier pursuant to the terms of the grant.  Each performance award was issued with dividend equivalent rights with respect to the performance awards that will be determined by the compensation committee of the board to have been earned as of the end of the performance period.  We may not grant restricted stock units with respect to more than 1,000,000 of our common shares under the 2013 plan.  No additional grants may be made under either the 2000 plan or the 2003 plan.

_________________________

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF AN AMENDMENT AND EXTENSION OF THE PERFORMANCE INCENTIVE PLAN SUMMARIZED ABOVE AND SET FORTH IN ATTACHMENT 1.

If no voting specification is made on a properly returned or voted proxy card, the named proxies will vote “FOR” this proposal.

PROPOSAL 3:  ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

This proposal to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal, is provided pursuant to section 14A of the Securities Exchange Act of 1934 and gives our shareholders the opportunity to express their views on the compensation of our named executive officers as described in this proxy statement.  This vote is not binding and is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2015 annual meeting:

RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.

The aggregate total direct compensation of the executive officers of the company (using 2014 salaries, bonuses and the value of 2014 equity grants) was slightly below the market median determined by Pearl Meyer & Partners based on 2013 proxy statement information for members of the peer group approved by the compensation committee, blended with data obtained by Pearl Meyer & Partners from four industry surveys, and target annual bonuses for the peer group.

Based upon an assessment of the realizable direct compensation of our CEO compared to CEOs in our peer group, our CEO’s realizable compensation rank was below the percentile rank of our performance based upon total shareholder return (including reinvested dividends), indicating a strong correlation between realizable compensation and performance.  The compensation committee believes this demonstrates an appropriate alignment between our compensation program outcomes and company performance.  Further information regarding this assessment is provided under “Compensation Discussion and Analysis - Alignment of CEO Pay with Performance.”

In recent years, the compensation committee has made an increasing percentage of the total compensation of an executive officer equity awards.  Shareholders approved an amendment to our 2008 plan in 2012 to permit the grant of performance stock awards to our executive officers.  The first performance stock awards were granted to all executive officers in 2013.  Approximately 75%, 50%, 42% and 60% of the value of all stock awards made to the chief executive officer, the chief financial officer, the named GSWC operations executives and ASUS executives, respectively, were dependent upon the satisfaction of performance criteria over a three year performance period.  The remainder of the stock awards was time vesting awards over a three year period.  The compensation committee increased the amount of time vesting awards made to the named GSWC operations executives as additional compensation for favorably resolving a well contamination problem in 2013.

Approximately 96.4% of the votes cast for or against our “say-on-pay” proposal in 2014 were cast in favor of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and related materials disclosed in our 2014 proxy statement, which is an increase in the favorable vote over the vote in 2013.  Abstentions were not counted as a vote either for or against this proposal.

Since January 1, 2014, we have made several enhancements to our compensation program including adoption of a formal policy prohibiting hedging and pledging of stock by officers and directors and amending our 2008 plan to prohibit the repurchase of options granted.  We also approved new change in control agreements and equity award agreements which eliminated the acceleration of vesting on equity if there was a change in control but the executive’s employment was not terminated (unless his or her employment was terminated for good reason) within two years after the change in control event.  The new change in control agreements and equity awards agreements also eliminated the executive’s entitlement to a tax gross up. We believe that these enhancements to our compensation program better align our programs with corporate governance trends and measures.

This “say-on-pay” vote is advisory, and therefore not binding on us, the compensation committee or the board.  However, the board and the compensation committee intend to review the voting results and will seek to determine the causes of a negative vote, if significant.  Shareholders who wish to communicate with the board of directors or management regarding our executive compensation program or other matters may do so in the manner described under “Governance of the Company- What is the process for shareholders and other interested persons to send communications to our board?”  We also intend to include an advisory “say-on-pay” vote in our proxy statement annually, until we hold another advisory vote on the frequency of our “say-on-pay” votes, since this is the preference expressed by a majority of the votes cast on our “say-on-pay” frequency vote at our 2011 annual meeting.

Under California law, this proposal will be considered to have been approved by our shareholders if we receive an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that shares voting affirmatively also constitute at least a majority of the required quorum.  Abstentions will not count as a vote cast either for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

If no voting specification is made on a properly returned or voted proxy card, the named proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4:  RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit and finance committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2015, subject to reconsideration if our shareholders do not ratify this appointment.  We expect representatives of PricewaterhouseCoopers LLP to attend the 2015 annual meeting.  They will have an opportunity to make a statement at the 2015 annual meeting, if they desire to do so.  They will also be available to respond to appropriate questions from you if you attend the 2015 annual meeting.

What are the audit and finance committee’s pre-approval policies and procedures?

The audit and finance committee has adopted a policy statement regarding the approval of audit, audit-related, tax and other services provided by our registered public accounting firm.  This policy statement specifies guidelines and procedures we will use to assist us in maintaining the independence of our registered public accounting firm and complying with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the SEC.  The audit and finance committee administers this policy statement.  The policy statement established the four categories of permitted services described below, the reporting procedure for each category of permitted services, prohibited services and the pre-approval process we use for each category of permitted service.

The audit and finance committee has reviewed the advisability and acceptability of utilizing our external auditor, PricewaterhouseCoopers LLP, for non-audit services.  In reviewing this matter, the committee focused on the ability of our external auditor to maintain its independence.  Based on input from management and the committee’s review of procedures established by PricewaterhouseCoopers LLP, the committee finds that it is both advisable and acceptable to employ our external auditor for certain limited non-audit services from time-to-time.

Principal Accounting Fees and Services

The aggregate fees billed or fees we expect to be billed to us by PricewaterhouseCoopers LLP for the years ended December 31, 2014 and 2013 are as follows:

Type of Fee	2014	2013
Audit Fees	$1,397,273	$1,262,790
Tax Fees	56,565	138,183
All Other Fees	92,628	-
Total	$1,546,466	$1,400,973

Audit Fees

Audit fees represent the aggregate fees billed, or fees we expect to be billed, for professional services rendered in connection with the audit of our annual financial statements (including the audit of internal control over financial reporting), a review of our financial statements included in our Form 10-Qs filed with the SEC, audits of the company’s subsidiaries and other services normally provided by our accountants in connection with statutory or regulatory filings and engagements.  The audit fees also include out-of-pocket expenses incurred in providing audit services.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed, or fees we expect to be billed, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees.  On a quarterly basis, the audit and finance committee pre-approves a specific quarterly limit on the amount of audit-related fees for non-audit services.  Management is also required to report the specific engagements to the committee and obtain specific pre-approval from the committee.  We did not incur any audit-related fees in 2013 or 2014.

Tax Fees

Tax fees represent the aggregate fees billed, or fees we expect to be billed, for professional services for tax compliance, tax advice and tax planning, including tax return review, review of tax laws and regulations and cases and other support in connection with complying with federal and state tax reporting and payment requirements.  All tax fees have been pre-approved by the audit and finance committee.

All Other Fees

All other fees represent aggregate fees billed, or fees we expect to be billed, for professional services rendered in connection with the due diligence work related to a special project.  In 2013, we were not billed for other products or services not included in the categories discussed above.  The incurrence of these fees were pre-approved by the audit and finance committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Our management knows of no business, other than that mentioned above, to be transacted at the 2015 annual meeting.  Unless otherwise instructed, the named proxies intend to vote in accordance with their judgment on any other matter that may properly come before the 2015 annual meeting.

OBTAINING ADDITIONAL INFORMATION FROM US

This proxy statement incorporates by reference certain information from our financial statement footnotes in our Form 10-K for the year ended December 31, 2014.  We undertake, on written or oral request, to provide you (or a beneficial owner of our securities entitled to vote), without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2014 as filed with the SEC, including our financial statements and schedules.  You should address your requests to the corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, telephone number 909-394-3600.

Unless we have been instructed otherwise, shareholders sharing the same address are receiving, as applicable, Notices in a single envelope or only one copy of our proxy statement.  If we are sending a Notice, the envelope contains a unique control number that each shareholder may use to access our proxy materials and vote.  If we are mailing a paper copy of our proxy materials, each shareholder at the shared address receives a separate proxy card.  We will however, deliver promptly a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered, upon written or oral request.  You may direct this request to us at the address or telephone number listed above.  If you share an address with another shareholder and wish to receive a single copy of this proxy statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above.

If you received our proxy materials in the U.S. mail and would like to reduce the costs incurred by us in mailing proxy materials to you, you can consent to receiving future proxy materials, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions on your proxy card to vote by using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

You may visit our website at http://www.aswater.com to view the charters of our audit and finance committee, nominating and governance committee and compensation committee.  We also provide a copy of our code of conduct and guidelines on significant governance issues on this website.  You can find this information on our website by clicking on “Investors” and then clicking on “Governance.”

ATTACHMENT 1

AMERICAN STATES WATER COMPANY

AMENDED AND RESTATED PERFORMANCE INCENTIVE PLAN

(Effective May 19, 2015)

AMERICAN STATES WATER COMPANY
AMENDED AND RESTATED PERFORMANCE INCENTIVE PLAN

Section 1.                                 Purpose of Plan

The purpose of the American States Water Company Amended and Restated Performance Incentive Plan (the “Plan”) is to extend the American States Water Company Performance Incentive Plan, effective January 1, 2009, as approved by shareholders of the Corporation at the annual meeting held May 27, 2010 (the “2009 Plan”), and to incorporate certain amendments to the 2009 Plan as reflected herein.  The Plan is intended to promote the success of American States Water Company, a California corporation, (the “Corporation”) by (a) motivating executives selected to participate in the Plan to maximize the performance of the Corporation both from a financial perspective and in serving its customers and (b) rewarding the executives with cash bonuses directly related to such performance.  The Corporation’s board of directors recognizes that the ability of the Corporation and its subsidiaries to attract capital at a low cost is based on its financial performance and that the Corporation’s utility customers benefit through lower rates when the Corporation is able to attract low cost capital.

This Plan is intended to provide Bonuses for Performance Periods that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

This Plan is adopted effective as of May 19, 2015; provided, however, that its continued effectiveness after the annual meeting of shareholders in 2015, is subject to shareholder approval of the Plan before December 31, 2015.

Section 2.                                 Definitions and Terms

2.1                          Accounting Terms.  Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms in this Plan and the Awards granted under this Plan are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Corporation, prepared in the ordinary course of business.

2.2                          Specific Terms.  The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

“Award” means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Targets are satisfied in the applicable Performance Period.

“Bonus” means a cash payment or a cash payment opportunity under the Plan, as the context requires.

“Business Criteria” means any one or any combination of the following business criteria:

■                  earnings per share,

■                  shareholder return,

■                  dividend levels,

■                  dividend growth,

■                  customer satisfaction,

■                  increase in customer base,

■                  customer complaints,

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■                  capital expenditures,

■                  capital investments,

■                  control deficiencies, significant deficiencies and material weaknesses under Section 404 of the Sarbanes-Oxley Act of 2002,

■                  operating revenue,

■                  revenues from specific facilities,

■                  net income from operations,

■                  net income,

■                  earnings (before or after interest, taxes, depreciation and/or amortization),

■                  growth in earnings,

■                  return on equity,

■                  return on capital,

■                  return on assets,

■                  economic value added,

■                  cash flow,

■                  working capital,

■                  cost reduction or other expense control objectives;

■                  satisfaction of budget objectives,

■                  gross or net profit margin,

■                  asset transfers from a third party for the contracted services business,

■                  ratio of total construction revenues less direct and selected indirect construction costs over total construction revenues,

■                  ratio of operations and maintenance revenues less direct and selected indirect operations and maintenance expenses over total operations and maintenance revenues,

■                  market share,

■                  market price of common stock of the Company,

■                  credit rating,

■                  safety,

■                  supplier diversity,

■                  regulatory or customer requirements or objectives,

■                  compliance with applicable environmental requirements,

■                  attainment of water industry objectives measured in terms of water quality, service, reliability and efficiency,

■                  rate base objectives,

■                  litigation or regulatory resolution goals,

■                  approved rate increases,

■                  construction goals,

■                  application approvals,

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■                  negotiated general and administrative rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated overhead rates for any or all of operations and maintenance projects, renewal and replacement projects and/or capital upgrade projects for all or any portion of the contracted services business,

■                  negotiated pricing for services, labor, materials, equipment and/or subcontractors for all or any portion of the contracted services business,

■                  price redeterminations and/or equitable adjustments for any military privatization project,

■                  employee satisfaction, and

■                  winning new contracts for the contracted services business.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Corporation’s Board of Directors.

“Company” means American States Water Company, a California corporation, and its subsidiaries.

“Corporation” means American States Water Company, a California corporation.

“Executive” means the Chief Executive Officer of the Corporation and any other key employee (including any officer) of the Company who is a Senior Vice President or Vice President.

“Participant” means an Executive selected to participate in the Plan by the Committee.

“Performance Period” means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.

“Performance Targets” means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the applicable Performance Period in respect of any one or more of the Business Criteria.

“Plan” means this American States Water Company Performance Incentive Plan.

“Section 162(m)” means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

“Section 409A” means Section 409A of the Code, and the regulations and any interpretative guidance promulgated thereunder, all as amended from time to time.

“Year” means a calendar year commencing on or after January 1, 2009.

Section 3.                                 Administration of the Plan

3.1                          Powers of the Committee.  The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Targets and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount of Awards, and the time or times at which and the manner in which Awards will be paid (which may include elective or mandatory deferral alternatives subject to Section 409A) and shall otherwise be responsible for the administration of the Plan, in accordance with its

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terms.  The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

Section 4.                                 Bonus Awards

4.1                            Provision for Bonus.  Each Participant may receive a Bonus if the Performance Targets established by the Committee, relative to the applicable Business Criteria, are attained in the applicable Performance Period established by the Committee.  The applicable Performance Period and Performance Targets shall be determined by the Committee consistent with the terms of the Plan and Section 162(m).  Notwithstanding the fact that the Performance Targets have been attained, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all, as determined in the Committee’s sole discretion.

4.2                            Selection of Performance Targets.  With respect to any Performance Period, the Committee must establish the specific Performance Targets with respect to the Business Criteria within the first 90 days of the Performance Period (and, in the case of any Performance Period of less than one year, in no event after 25% or more of the Performance Period has elapsed) and while the performance relating to the Performance Targets remains substantially uncertain within the meaning of Section 162(m).  The Committee may establish the Performance Targets with respect to any Performance Period on a stand-alone basis with respect to the Corporation or on a relative basis with respect to any peer companies or index selected by the Committee.  The Committee may establish the Performance Targets with respect to any Performance Period on the basis of one or more of the Business Criteria for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, divisions, segments, facilities or business units or any combination of the foregoing.  At the time the Committee selects the Performance Targets, the Committee shall provide, in terms of an objective formula or standard for each Participant the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Targets are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.7.  The objective formula or standard shall preclude the use of discretion to increase the amount of any Bonus earned pursuant to the terms of the Award.

4.3                            Maximum Annual Bonuses.  Notwithstanding any other provision hereof, the maximum amount that may be payable in respect of all Awards under this Plan to any single Executive for any one Year prior to January 1, 2016 shall not exceed $400,000 and for any calendar year commencing January 1, 2016 $1,250,000.

4.4                            Selection of Participants.  For each Performance Period, the Committee shall determine, at the time it sets the Business Criteria and the Performance Target(s), those Executives who will participate in the Plan.  At the time that the Committee establishes the applicable Performance Targets for any Year, the Committee shall also specify, subject to the limitation specified in Section 4.3, the maximum individual amount payable to each Executive for such Year.

4.5                            Termination of Employment.  In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the applicable Award, another written contract with the Corporation or by the Committee in its sole discretion.

4.6                            Adjustments.  To preserve the intended incentives and benefits of an Award, the Committee shall adjust the Performance Targets or Business Criteria to eliminate the effects of the following: (i) the gain, loss, income or expense resulting from changes in accounting principles, tax law, California Public Utilities Commission rules and regulations, or any other such laws, regulations or provisions affecting reported results that become effective during the Performance Period, and (ii) the gains or losses resulting from, and the direct expenses incurred in connection with, the purchase or

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disposition of a business.  The Committee may, however, provide at the time it establishes the Performance Targets that one or both of the foregoing adjustments will not be made as to a specific Award.  In addition, the Committee may determine at the time it establishes the Performance Targets that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period: (a) gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation, (b) the impact of impairment of tangible or intangible assets, (c) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year, (d) derivative gains or losses attributable to fixed-price purchase contracts, (e) the impact of significant adverse market conditions on pension expenses, (f) the impact of accruals for reorganization and restructuring programs, and (g) the impact of any extraordinary or nonrecurring items.  Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the Company’s business or operations, as determined by the Committee at the time the Performance Targets are established.  The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.  In addition to the foregoing, the Committee shall adjust any Business Criteria, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any shares of stock of the Corporation or any of its subsidiaries, to reflect a change in the capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), or a reorganization.

4.7                            Committee Discretion to Determine Bonuses.  The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Bonus shall be calculated (in accordance with Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and any other written commitment authorized by the Committee.  To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan.  The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2, 4.3, 4.4 or 4.5 of the Plan or award a Bonus under this Plan if the applicable Performance Targets have not been satisfied.

4.8                            Committee Certification.  No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Targets and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.9                            Time of Payment; Deferred Amounts.  Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee’s determinations under this Section 4 and the certification of the Committee’s findings under Section 4.8 and except as provided below, during the short-term deferral period for purposes of Section 409A.  Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date as the Committee may approve or require, subject to applicable withholding requirements.  Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and the applicable provisions of Section 409A and to any prior written commitments and to any conditions consistent with Sections 4.3 and 5.7 that it deems appropriate), may defer the payout or vesting of any Bonus and/or provide to Participants the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan.  Any action by the Committee or any election made by an Executive to defer payment of any Bonus shall be made not later than the date(s) required to avoid the acceleration of income recognition and the imposition of an additional rate of tax under Section 409A.  In the case of any

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deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody’s Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s), unless the alternative deferred payment is otherwise exempt from the limitations under Section 162(m).

Section 5.                                 General Provisions

5.1                            No Right to Awards or Continued Employment.  Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Corporation or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company.  The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise.  Nothing in this Section 5.1, however, is intended to adversely affect any express independent right of any person under a separate employment agreement.  Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Targets have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.

5.2                            Discretion of Company, Board of Directors and Committee.  Any decision made or action taken by the Company or by the Board of Directors of the Corporation or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons.  No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

5.3                            No Funding of Plan.  The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan.  The Plan shall constitute an “unfunded” plan of the Company.  The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

5.4                            Non-Transferability of Benefits and Interests.  Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant.  This Section 5.4 shall not apply to an assignment of a contingency or payment due (i) after the death of a Participant to the deceased Participant’s legal representative or beneficiary or (ii) after the disability of a Participant to the disabled Participant’s personal representative.

5.5                            Law to Govern.  All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of California.

5.6                            Non-Exclusivity.  The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority.

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5.7                            Section 162(m) Conditions.  It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner, which, in the case of Participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation.  Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded.

Section 6.                                 Amendments, Suspension or Termination of Plan

The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan.  Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all award agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.

Section 7.                                 Expiration of Authority to Grant Awards

As required pursuant to Section 162(m), the Committee’s authority to grant new Awards under the Plan shall terminate upon the first meeting of the Corporation’s shareholders that occurs in the fifth year following the year in which the Corporation’s shareholders first approve this Plan, subject to any subsequent extensions that may be approved by shareholders which shall extend the Plan until the next meeting of the Corporation’s shareholders that occurs in the fifth year following the year in which shareholders approve any extension.

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630 East Foothill Boulevard, San Dimas, California 91773

909-394-3600 www.aswater.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMERICAN STATES WATER COMPANY M83566-P62012 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. AMERICAN STATES WATER COMPANY 630 EAST FOOTHILL BOULEVARD SAN DIMAS, CA 91773 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3. Advisory vote to approve the compensation of our named executive officers. 2. To approve an amendment and extension of the Performance Incentive Plan. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm. For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Mr. James L. Anderson 02) Ms. Sarah J. Anderson 03) Ms. Anne M. Holloway 1. Election of Class I Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain

M83567-P62012 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) AMERICAN STATES WATER COMPANY 2015 ANNUAL MEETING OF SHAREHOLDERS May 19, 2015 This Proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Lloyd E. Ross and Anne M. Holloway, and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 19, 2015 at 10:00 a.m., Pacific Daylight Time at The Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California. This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR proposals 2, 3 and 4. Further, if cumulative voting rights for the Election of Directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of the proposals, the proxies will be voted in favor of adjournment, unless otherwise directed. The proxies will vote in favor of the election of a person as a director if a nominee named in the proxy statement is unable to serve or for good cause will not serve and on such other matters as are incident to the conduct of the Annual Meeting, unless otherwise instructed. Continued and to be signed on reverse side